EXHIBIT 10.1 EXECUTION VERSION CREDIT AGREEMENT dated as of June 21, 2019 among HORACE MANN EDUCATORS CORPORATION The Lenders Party Hereto and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent ___________________________ PNC CAPITAL MARKETS LLC, as Sole Bookrunner and Joint Lead Arranger JPMORGAN CHASE BANK, N.A., as Joint Lead Arranger JPMORGAN CHASE BANK, N.A., as Syndication Agent THE NORTHERN TRUST COMPANY, as Documentation Agent

TABLE OF CONTENTS Page ARTICLE I Definitions........................................................................................................ 1 SECTION 1.01. Defined Terms ............................................................................... 1 SECTION 1.02. Classification of Loans and Borrowings ...................................... 21 SECTION 1.03. Terms Generally........................................................................... 21 SECTION 1.04. Accounting Terms; GAAP ........................................................... 21 SECTION 1.05. Letter of Credit Amounts ............................................................. 22 SECTION 1.06. Divisions ...................................................................................... 22 ARTICLE II The Credits ..................................................................................................... 22 SECTION 2.01. Commitments ............................................................................... 22 SECTION 2.02. Loans and Borrowings ................................................................. 22 SECTION 2.03. Requests for Borrowings.............................................................. 23 SECTION 2.04. Funding of Borrowings ................................................................ 24 SECTION 2.05. Interest Elections .......................................................................... 24 SECTION 2.06. Termination and Reduction of Commitments.............................. 25 SECTION 2.07. Repayment of Loans; Evidence of Debt ...................................... 26 SECTION 2.08. Prepayment of Loans ................................................................... 26 SECTION 2.09. Fees .............................................................................................. 27 SECTION 2.10. Interest.......................................................................................... 27 SECTION 2.11. Alternate Rate of Interest ............................................................. 28 SECTION 2.12. Increased Costs ............................................................................ 30 SECTION 2.13. Break Funding Payments ............................................................. 31 SECTION 2.14. Taxes ............................................................................................ 31 SECTION 2.15. Payments Generally; Pro Rata Treatment; Sharing of Set- offs ............................................................................................... 36 SECTION 2.16. Mitigation Obligations; Replacement of Lenders ........................ 37 SECTION 2.17. Defaulting Lenders....................................................................... 38 SECTION 2.18. Increase of Commitments ............................................................ 40 SECTION 2.19. Letters of Credit ........................................................................... 41 ARTICLE III Representations and Warranties ..................................................................... 48 SECTION 3.01. Due Organization, Authorization, Etc ......................................... 48 -i-

TABLE OF CONTENTS (continued) Page SECTION 3.02. Statutory Financial Statements .................................................... 49 SECTION 3.03. GAAP Financial Statements ........................................................ 50 SECTION 3.04. Litigation and Contingent Liabilities ........................................... 51 SECTION 3.05. Investment Company Act ............................................................ 51 SECTION 3.06. Regulations T, U and X ............................................................... 51 SECTION 3.07. Proceeds ....................................................................................... 51 SECTION 3.08. Insurance ...................................................................................... 51 SECTION 3.09. Accuracy of Information .............................................................. 51 SECTION 3.10. Subsidiaries .................................................................................. 52 SECTION 3.11. Insurance Licenses ....................................................................... 52 SECTION 3.12. Taxes ............................................................................................ 52 SECTION 3.13. Compliance with Laws ................................................................ 52 SECTION 3.14. No Default .................................................................................... 52 SECTION 3.15. Ownership of Property; Liens ...................................................... 53 SECTION 3.16. Anti-Terrorism Laws and Sanctions ............................................ 53 SECTION 3.17. EEA Financial Institutions ........................................................... 53 SECTION 3.18. Certificate of Beneficial Ownership ............................................ 53 SECTION 3.19. Plan Assets; Prohibited Transactions ........................................... 53 ARTICLE IV Conditions ...................................................................................................... 53 SECTION 4.01. Effective Date .............................................................................. 53 SECTION 4.02. Each Credit Event ........................................................................ 55 ARTICLE V Affirmative Covenants ................................................................................... 55 SECTION 5.01. Reports, Certificates and Other Information ................................ 55 SECTION 5.02. Corporate Existence; Foreign Qualification ................................ 59 SECTION 5.03. Books, Records and Inspections .................................................. 59 SECTION 5.04. Insurance ...................................................................................... 59 SECTION 5.05. Taxes and Liabilities .................................................................... 59 SECTION 5.06. Compliance with Laws ................................................................ 60 SECTION 5.07. Conduct of Business .................................................................... 60 SECTION 5.08. Maintenance of Properties ........................................................... 60 -ii-

TABLE OF CONTENTS (continued) Page SECTION 5.09. Use of Proceeds............................................................................ 60 SECTION 5.10. Accuracy Of Information ............................................................. 60 SECTION 5.11. Anti-Terrorism Laws; International Trade Law Compliance ...... 60 ARTICLE VI Negative Covenants ....................................................................................... 61 SECTION 6.01. Consolidated Debt to Total Capitalization ................................... 61 SECTION 6.02. Net Worth..................................................................................... 61 SECTION 6.03. Minimum Risk Based Capital ...................................................... 61 SECTION 6.04. Mergers, Consolidations and Sales .............................................. 61 SECTION 6.05. Regulations T, U and X ............................................................... 61 SECTION 6.06. Restrictive Agreements ................................................................ 62 SECTION 6.07. Transactions with Affiliates ......................................................... 62 SECTION 6.08. Liens ............................................................................................. 62 SECTION 6.09. Subsidiary Debt ............................................................................ 63 SECTION 6.10. Securities Lending ....................................................................... 63 ARTICLE VII Events of Default ........................................................................................... 63 ARTICLE VIII The Administrative Agent.............................................................................. 67 ARTICLE IX Miscellaneous ................................................................................................ 69 SECTION 9.01. Notices; Electronic Communication ............................................ 69 SECTION 9.02. Waivers; Amendments ................................................................. 70 SECTION 9.03. Expenses; Indemnity; Damage Waiver ........................................ 71 SECTION 9.04. Successors and Assigns................................................................ 72 SECTION 9.05. Survival ........................................................................................ 76 SECTION 9.06. Counterparts; Integration; Effectiveness ...................................... 76 SECTION 9.07. Severability .................................................................................. 77 SECTION 9.08. Right of Setoff.............................................................................. 77 SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process ...... 77 SECTION 9.10. WAIVER OF JURY TRIAL ........................................................ 78 SECTION 9.11. Headings ...................................................................................... 78 SECTION 9.12. Confidentiality ............................................................................. 78 SECTION 9.13. Interest Rate Limitation ............................................................... 79 -iii-

TABLE OF CONTENTS (continued) Page SECTION 9.14. USA PATRIOT Act ..................................................................... 80 SECTION 9.15. No Advisory or Fiduciary Responsibility .................................... 80 SECTION 9.16. Acknowledgment and Consent to Bail-In of EEA Financial Institutions.................................................................................... 80 SECTION 9.17. Acknowledgement Regarding Any Supported QFCs .................. 81 Section 9.18 Certain ERISA Matters ................................................................ 82 -iv-

SCHEDULES: Schedule 1.1(B) Notice Information Schedule 2.01 Commitments Schedule 3.01 Jurisdictions Schedule 3.02(a) SAP Exceptions Schedule 3.04 Litigation Schedule 3.10 Subsidiaries Schedule 3.11 Insurance Licenses Schedule 6.06 Restrictive Agreements EXHIBITS: Exhibit A Form of Assignment and Assumption Exhibit B Compliance Certificate Exhibit C-1 U.S. Tax Certificate (For Non-U.S. Lenders that are not Partnerships for U.S. Federal Income Tax Purposes) Exhibit C-2 U.S. Tax Certificate (For Non-U.S. Lenders that are Partnerships for U.S. Federal Income Tax Purposes) Exhibit C-3 U.S. Tax Certificate (For Non-U.S. Participants that are not Partnerships for U.S. Federal Income Tax Purposes) Exhibit C-4 U.S. Tax Certificate (For Non-U.S. Participants that are Partnerships for U.S. Federal Income Tax Purposes)

CREDIT AGREEMENT CREDIT AGREEMENT, dated as of June 21, 2019, among HORACE MANN EDUCATORS CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS party hereto, and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”). The Borrower has requested the Lenders to provide a revolving credit facility to the Borrower in an aggregate principal amount not to exceed $225,000,000. In consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows. ARTICLE I DEFINITIONS SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate. “Act” has the meaning assigned to such term in Section 9.14. “Administrative Agent” has the meaning assigned to such term in the Preamble. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agreement” means this Credit Agreement as from time to time amended, modified, supplemented, restated, refunded or renewed and in effect. “Alternate Base Rate” means, for any day, a fluctuating per annum rate of interest equal to the highest of (i) the Overnight Bank Funding Rate, plus 0.5%, (ii) the Prime Rate, and (iii) the Daily LIBOR Rate, plus 1.0%. Any change in the Alternate Base Rate (or any component thereof) shall take effect at the opening of business on the day such change occurs. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.11 hereof, then the Alternate Base Rate shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Annual Statement” means the annual statutory financial statement of any Insurance Subsidiary required to be filed with the insurance commissioner (or similar authority) of its jurisdiction of incorporation, which statement shall be in the form required by such Insurance Subsidiary’s jurisdiction of incorporation or, if no specific form is so required, in the form of financial statements permitted by such insurance commissioner (or such similar authority) to be used for filing annual statutory financial statements and shall contain the type of information permitted by such insurance commissioner (or such similar authority) to be disclosed therein, together with all exhibits or schedules filed therewith. “Anti-Terrorism Laws” shall mean any Laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, and any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws, all as amended, supplemented or replaced from time to time, including those administered or enforced by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty's Treasury or other relevant sanctions authority. “Applicable Percentage” means, with respect to any Lender, the percentage of the total Commitments represented by such Lender’s Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments. “Applicable Rate” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread”, “Eurodollar Spread” or “Commitment Fee Rate”, as the case may be, based upon the ratings by S&P and Moody’s, respectively, applicable on such date to the Index Debt: Index Debt Ratings ABR Eurodollar Commitment Fee (S&P/Moody’s): Spread: Spread: Rate: Category 1 0% 0.875% 0.10% A-/A3 or better Category 2 0.125% 1.000% 0.125% BBB+/Baa1 Category 3 0.250% 1.150% 0.15% BBB/Baa2 Category 4 0.375% 1.250% 0.175% BBB-/Baa3 Category 5 0.50% 1.375% 0.25% less than BBB-/Baa3 For purposes of the foregoing, (i) if either Moody’s or S&P shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last 2 sentence of this definition), then such rating agency shall be deemed to have established a rating in Category 5; (ii) if the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall differ by one rating, the Applicable Rate shall be based on the higher of the two credit ratings; (iii) if the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall differ by two or more ratings, the Applicable Rate shall be one rating level below the higher of such credit ratings; and (iv) if the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody’s or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency, irrespective of when notice of such change shall have been furnished by the Borrower to the Agent and the Lenders pursuant to Section 5.01 or otherwise. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect from such rating agency prior to such change or cessation. “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arrangers” means PNC Capital Markets LLC and JPMorgan Chase Bank, N.A. in their capacities as joint lead arrangers. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent. “Attributable Debt” means, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease. “Augmenting Lender” has the meaning assigned to such term in Section 2.18. “Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments. 3

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Beneficial Owner” means, with respect to any U.S. federal withholding Tax, the beneficial owner, for U.S. federal income tax purposes, to whom such Tax relates. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party means an “affiliate’ (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Borrower” has the meaning assigned to such term in the Preamble. “Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect. “Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03. 4

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in Pittsburgh, Pennsylvania or New York, New York are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market. “Capitalized Lease” shall mean, as to any Person, any lease which is or should be capitalized on the balance sheet in accordance with GAAP (subject to Section 1.04), together with any other lease which is in substance a financing lease, including, without limitation, any lease under which (a) such Person has or will have an option to purchase the property subject thereto at a nominal amount or an amount less than a reasonable estimate of the fair market value of such property as of the date the lease is entered into or (b) the term of the lease approximates or exceeds the expected useful life of the property leased thereunder. “Certificate of Beneficial Ownership” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Change in Control” shall be deemed to have occurred if (a) there shall be consummated (i) any consolidation or merger of the Borrower in which the Borrower is not the continuing or surviving corporation, or pursuant to which shares of the Borrower’s common stock would be converted into cash, securities or other property, other than a merger of the Borrower in which no Borrower shareholder’s ownership percentage in the surviving corporation immediately after the merger is less than such shareholder’s ownership percentage in the Borrower immediately prior to such merger by ten percent (10%) or more, or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Borrower; (b) the shareholders of the Borrower approve any plan or proposal for the liquidation or dissolution of the Borrower; (c) any “person” or “group” as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), is or becomes, directly or indirectly, the “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of securities of the Borrower that represent 51% or more of the combined voting power of the Borrower’s then outstanding securities; or (d) a majority of the members of the Borrower’s Board of Directors are persons who are then serving on the Board of Directors without having been elected by the Board of Directors or having been nominated by the Borrower for election by its shareholders. “Change in Law” means the occurrence after the date of this Agreement (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement) of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty (including any rules or regulations issued under or implementing any existing law), (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) compliance by any Lender or Issuing Bank (or, for purposes of Section 2.16(b), by any lending office of such Lender or by such Lender’s or Issuing Bank’s holding company, if any) with any request, guideline, requirement or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued 5 in connection therewith or in the implementation thereof, and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the U.S. or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented. “Code” means the Internal Revenue Code of 1986, as amended. “Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06, (b) increased from time to time pursuant to Section 2.18 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders’ Commitments is $225,000,000. “Compliance Certificate” means a certificate substantially in the form of Exhibit B, but with such changes as the Administrative Agent may from time to time request for purposes of monitoring the Borrower’s compliance herewith. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Debt” means the consolidated Debt of the Borrower and its consolidated Subsidiaries, including without limitation the principal amount of the Loans, but excluding FHLB Operating Debt in an aggregate amount at any time outstanding up to the Threshold Amount applicable to the relevant Subsidiary less the aggregate market value of securities subject to Securities Lending at such time; provided that any amount of FHLB Operating Debt of any Subsidiary at any time outstanding in excess of the applicable Threshold Amount shall not be excluded from Consolidated Debt. “Contingent Liability” means any agreement, undertaking or arrangement by which any Person (outside the ordinary course of business) guarantees, endorses, acts as surety for or otherwise becomes or is contingently liable for (by direct or indirect agreement, contingent or otherwise, to provide funds for payment by, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the debt, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or for the payment of dividends or other distributions upon the shares of any other Person or undertakes or agrees (contingently or otherwise) to purchase, repurchase, or otherwise acquire or become responsible for any Debt, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition of any other Person, or to make payment or transfer property to any other Person other than for fair value received; provided, however, that obligations of each of the 6

Insurance Subsidiaries under insurance policies, annuities, or surety contracts issued by it or to which it is a party, reinsurance treaties, certificates or other agreements of each of the Insurance Subsidiaries which are entered into in the ordinary course of business (including security posted by each of the Insurance Subsidiaries in the ordinary course of its business to secure obligations thereunder) shall not be deemed to be Contingent Liabilities of such Insurance Subsidiary or the Borrower for the purposes of this Agreement. The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum permitted principal amount, if larger) of the debt, obligation or other liability guaranteed or supported thereby. “Contractual Obligation” means, relative to any Person, any obligation, commitment or undertaking under any agreement or other instrument to which such Person is a party or by which it or any of its property is bound or subject. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Controlled Group” means the Borrower and any corporation, trade or business that is, along with the Borrower, a member of a controlled group of corporations or a controlled group of trades or businesses as described in sections 414(b) and 414(c), respectively, of the Code or in section 4001 of ERISA. “Covered Entity” shall mean (a) the Borrower and each of Borrower’s Subsidiaries, and (b) each Person that, directly or indirectly, is in control of a Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the direct or indirect (x) ownership of, or power to vote, 25% or more of the issued and outstanding equity interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of equity interests, contract or otherwise. “Daily LIBOR Rate” shall mean, for any day, the rate per annum determined by the Administrative Agent by dividing (x) the Published Rate by (y) a number equal to 1.00 minus the LIBOR Reserve Percentage on such day. Notwithstanding the foregoing, if the Daily LIBOR Rate as determined above would be less than zero (0.00), such rate shall be deemed to be zero (0.00) for purposes of this Agreement. “Debt” means, with respect to any Person, at any date, without duplication, (a) all obligations of such Person for borrowed money or in respect of loans or advances; (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (c) all obligations in respect of letters of credit which have been drawn but not reimbursed by the Person for whose account such letter of credit was issued, and bankers’ acceptances issued for the account of such Person; (d) all obligations in respect of Capitalized Leases and Synthetic Lease Obligations of such Person; (e) all Hedging Obligations of such Person; (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the 7 deferred purchase price of property or services; (g) Debt of such Person secured by a Lien on property owned or being purchased by such Person (including Debt arising under conditional sales or other title retention agreements) whether or not such Debt is limited in recourse; (h) any Debt of another Person secured by a Lien on any assets of such first Person, whether or not such Debt is assumed by such first Person; (i) any Debt of a partnership in which such Person is a general partner; and (j) all Contingent Liabilities of such Person whether or not in connection with the foregoing. The amount of any net obligation under any Hedging Obligation on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Debt in respect thereof as of such date. Notwithstanding anything to the contrary, Debt shall not include any Securities Lending. “Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or (iii) pay over to the Administrative Agent, the Issuing Bank or any Lender any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower or the Administrative Agent or any Lender in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by the Administrative Agent, any Issuing Bank or any Lender, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations as of the date of certification) to fund prospective Loans and participations in then outstanding Letters of Credit under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of (A) a Bankruptcy Event or (B) a Bail-In Action. “Department” has the meaning assigned to such term in Section 3.02. “dollars” or “$” refers to lawful money of the United States of America. “EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any 8 entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02). “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time and the rules and regulations promulgated thereunder. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the LIBO Rate. “Event of Default” has the meaning assigned to such term in Article VII. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan, Letter of Credit or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan, Letter of Credit or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.16(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.16, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan, Letter of Credit or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.14(f) and (d) any U.S. federal withholding Taxes imposed under FATCA. 9

“Executive Officer” means, as to any Person, the president, the chief financial officer, the chief executive officer, the vice president – corporate finance, the general counsel, the treasurer or the secretary. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 147(b)(1) of the Code. “Federal Funds Effective Rate” means, for any day, the rate per annum announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the “Federal Funds Effective Rate” as of the date of this Agreement; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the “Federal Funds Effective Rate” for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced. “Fee Letters” means, collectively, the PNC Fee Letter and the JPMCB Fee Letter. “FHLB Liquidity Debt” means any transaction or series of transactions pursuant to which any Insurance Subsidiary makes a pledge or assignment of marketable securities as collateral to the Federal Home Loan Bank in exchange for cash, the proceeds of which are to be used for anything other than to purchase marketable securities. “FHLB Operating Debt” means any transaction or series of transactions pursuant to which any Insurance Subsidiary makes a pledge or assignment of marketable securities as collateral to the Federal Home Loan Bank in exchange for cash, the proceeds of which are to be used to purchase marketable securities. “Fiscal Quarter” means any quarter of a Fiscal Year. “Fiscal Year” means any period of twelve consecutive calendar months ending on the last day of December. “GAAP” means generally accepted accounting principles in the United States of America. “Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Hedging Obligations” means, with respect to any Person, the net liability of such Person under Swap Contracts. 10

“Horace Mann Group” means the combined results of the following four property casualty insurers that entered into an intercompany reinsurance pooling agreement effective as of January 1, 2012 in which Horace Mann Insurance Company is the lead company: Horace Mann Insurance Company, Teachers Insurance Company, Horace Mann Property & Casualty Insurance Company, and Horace Mann Lloyds. “Indemnified Taxes” means (a) Taxes other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in subsection (a), Other Taxes. “Indemnitee” has the meaning assigned to it in Section 9.03(b). “Index Debt” means senior, unsecured, long-term indebtedness for borrowed money of the Borrower that is not guaranteed by any other Person or subject to any other credit enhancement. “Ineligible Institution” has the meaning assigned to it in Section 9.04(b). “Information” has the meaning assigned to it in Section 9.12. “Insurance Code” means, with respect to any Insurance Subsidiary, the Insurance Code of such Insurance Subsidiary’s state of domicile and any successor statute of similar import, together with the regulations thereunder, as amended or otherwise modified and in effect from time to time. References to sections of the Insurance Code shall be construed to also refer to successor sections. “Insurance Policies” means policies purchased from insurance companies by any of the Borrower or its Subsidiaries, for its own account to insure against its own liability and property loss (including, without limitation, casualty, liability and workers’ compensation insurance), other than Reinsurance Agreements and Surplus Relief Reinsurance Agreements. “Insurance Subsidiary” means any Life Subsidiary or any P/C Subsidiary. “Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.05. “Interest Payment Date” means (a) with respect to any ABR Loan, the last day of each March, June, September and December and the Maturity Date and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Eurodollar Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period and the Maturity Date. “Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Eurodollar Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; provided that (i) if any Interest Period would end on a day other than a 11

Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “IRS” means the United States Internal Revenue Service. “Issuing Bank” means PNC Bank, National Association and any other Lender that agrees to act as an Issuing Bank, each in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.19(i). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. Each reference herein to the “Issuing Bank” in connection with a Letter of Credit or other matter shall be deemed to be a reference to the relevant Issuing Bank with respect thereto. “JPMCB Fee Letter” means the letter agreement, dated as of May 21, 2019, between the Borrower and JPMorgan Chase Bank, N.A.. “LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time, plus (b) the aggregate amount of all Reimbursement Obligations that have not yet been reimbursed by or on behalf of the Borrower at such time and (c) the aggregate amount of all all Letter of Credit Borrowings. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the LC Exposure at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a) of the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time) or Rule 3.13 or Rule 3.14 of the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time) or similar terms of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Borrower and each Lender shall remain in full force and effect until the Issuing Bank and the Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit. “Lease Obligations” means, at any date, the rental commitments of any person under leases for real and/or personal property (including taxes, insurance, maintenance and similar expenses which any Person is obligated to pay under the terms of said leases) on such date, whether or not such obligations are reflected as liabilities or commitments on a balance 12 sheet of such Person or in the notes thereto, excluding, however, obligations under Capitalized Leases. “Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Issuing Banks. “Letter of Credit” means any letter of credit issued pursuant to this Agreement. “Letter of Credit Borrowing” has the meaning assigned to such term in Section 2.19. “Letter of Credit Sublimit” has the meaning assigned to such term in Section 2.19. “LIBO Rate” means, with respect to the Loans comprising any Eurodollar Borrowing for any Interest Period, the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum) (i) the rate which appears on the Bloomberg Page BBAM1 (or on such other substitute Bloomberg page that displays rates at which U.S. dollar deposits are offered by leading banks in the London interbank deposit market), or the rate which is quoted by another source selected by the Administrative Agent as an authorized information vendor for the purpose of displaying rates at which U.S. dollar deposits are offered by leading banks in the London interbank deposit market (for purposes of this definition, an “Alternate Source”), at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period as the London interbank offered rate for U.S. dollars for an amount comparable to such Borrowing and having a borrowing date and a maturity comparable to such Interest Period (or if there shall at any time, for any reason, no longer exist a Bloomberg Page BBAM1 (or any substitute page) or any Alternate Source, a comparable replacement rate determined by the Administrative Agent at such time (which determination shall be conclusive absent manifest error)), by (ii) a number equal to 1.00 minus the LIBOR Reserve Percentage. Notwithstanding the foregoing, if the LIBO Rate as determined under any method above would be less than zero (0.00), such rate shall be deemed to be zero (0.00) for purposes of this Agreement. The LIBO Rate shall be adjusted with respect to any Eurodollar Loan that is outstanding on the effective date of any change in the LIBOR Reserve Percentage as of such effective date. The Administrative Agent shall give prompt notice to the Borrower of the LIBO Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error. “LIBOR Reserve Percentage” shall mean as of any day the maximum percentage in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as “Eurocurrency Liabilities”). 13

“Licenses” has the meaning assigned to it in Section 3.11. “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities. “Life Subsidiary” means any Subsidiary of the Borrower that is engaged in the business of providing life insurance and/or annuities, and related services. “Loan Document” means, collectively, this Agreement, any Note and the Fee Letters, any letter of credit applications and any agreements between the Borrower and an Issuing Bank regarding the issuance by such Issuing Bank of Letters of Credit hereunder and/or the respective rights and obligations between the Borrower and such Issuing Bank in connection thereunder, and any amendments, modification or supplements to any of the foregoing. “Loans” means the loans made by the Lenders to the Borrower pursuant to Section 2.03. “Material Adverse Effect” means, relative to any occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), a material adverse effect on: (a) the assets, business, financial condition, operations or prospects of the Borrower or any Subsidiary; or (b) the ability of the Borrower or any Subsidiary to perform any of its payment or other material obligations under any of the Loan Documents. “Material Insurance Subsidiary” means, at any time, an Insurance Subsidiary having (on a consolidated basis with its Subsidiaries) at such time either (a) gross revenues for the most recent four Fiscal Quarter period in excess of 5% of the gross revenues of the Borrower and its Subsidiaries for such four Fiscal Quarter period or (b) total assets, as of the last day of the preceding Fiscal Quarter, having a net book value in excess of 5% of the total assets of the Borrower and its Subsidiaries as of such day, in each case, based upon the Borrower’s most recent annual or quarterly financial statements delivered to the Administrative Agent under Section 5.01. Notwithstanding the foregoing, it is agreed that Educators Life Insurance Company of America shall not be deemed a Material Insurance Subsidiary but its Subsidiary, Horace Mann Life Insurance Company, shall be a Material Insurance Subsidiary. The Material Insurance Subsidiaries are set forth on Schedule 3.10, as such schedule may be updated from time to time. “Maturity Date” means June 21, 2024. “Minimum Net Worth” has the meaning assigned to such term in Section 6.02. 14

“Moody’s” means Moody’s Investors Service, Inc. “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “NAIC” means the National Association of Insurance Commissioners, or any successor thereto. “Net Worth” means the consolidated net worth, calculated in accordance with GAAP, of the Borrower and its consolidated Subsidiaries, excluding unrealized gains and losses as calculated in accordance with FASB 115. “Non-U.S. Lender” means a Lender that is not a U.S. Person. “Note” has the meaning assigned to such term in Section 2.07(e). “NYFRB” means the Federal Reserve Bank of New York. “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, the Borrower arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Borrower or any Affiliate thereof of any proceeding under any debtor relief laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed or allowable claims in such proceeding. Without limiting the foregoing, the Obligations include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, indemnities and other amounts payable by the Borrower under any Loan Document and (b) the obligation of the Borrower to reimburse any amount in respect of any of the foregoing that the Administrative Agent or any Lender, in each case in its sole discretion, may elect to pay or advance on behalf of the Borrower. “OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury. “Ordinary Course Litigation” has the meaning assigned to such term in Section 3.04. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document), or sold or assigned an interest in any Loan, Letter of Credit or any Loan Document. “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the 15 execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made under Section 2.16(b)). “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. “P/C Subsidiary” means any Subsidiary of the Borrower that is engaged in the business of providing property and casualty insurance and related services. “Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary. “Participant” has the meaning assigned to such term in Section 9.04. “Participant Register” has the meaning assigned to such term in Section 9.04(c). “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any member of its Controlled Group is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time. “PNC Fee Letter” means the letter agreement, dated as of May 21, 2019, among the Borrower, PNC Bank, National Association and PNC Capital Markets LLC. “Prime Rate” means the interest rate per annum announced from time to time by the Administrative Agent at its Principal Office as its then prime rate, which rate may not be the lowest or most favorable rate then being charged commercial borrowers or others by the Administrative Agent. Any change in the Prime Rate shall take effect at the opening of business on the day such change is announced. “Principal Office” shall mean the main banking office of the Administrative Agent in Pittsburgh, Pennsylvania. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. 16

“Published Rate” shall mean the rate of interest published each Business Day in The Wall Street Journal “Money Rates” listing under the caption “London Interbank Offered Rates” for a one month period (or, if no such rate is published therein for any reason, then the Published Rate shall be the rate at which U.S. dollar deposits are offered by leading banks in the London interbank deposit market for a one month period as published in another publication selected by the Administrative Agent). “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. 252.82(b), (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. 47.3(b); or a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. 382.2(b). “QFC Credit Support” has the meaning assigned to it in Section 9.17. “Quarterly Statement” means the quarterly financial statement of any Insurance Subsidiary as required to be filed with the insurance commissioner (or similar authority) of such Insurance Subsidiary’s state of domicile, together with all exhibits or schedules filed therewith, prepared in conformity with SAP. “Recipient” means, as applicable, (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank. “Register” has the meaning assigned to such term in Section 9.04. “Reimbursement Obligation” has the meaning assigned to such term in Section 2.19. “Reinsurance Agreements” means any agreement, contract, treaty, certificate or other arrangement (other than a Surplus Relief Reinsurance Agreement) whereby any Insurance Subsidiary agrees to transfer or cede to another insurer all or part of the liability assumed by such Insurance Subsidiary under a policy or policies of insurance reinsured by such Insurance Subsidiary. “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates. “Reportable Compliance Event” shall mean that any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations is in actual or probable violation of any Anti-Terrorism Law. 17

“Required Lenders” means, at any time, Lenders having Revolving Credit Exposures and unused Commitments representing more than 50% of the sum of the total Revolving Credit Exposures and unused Commitments at such time; provided that for the purpose of determining the Required Lenders needed for any waiver, amendment, modification or consent, any Lender that, subject to Section 2.17(b), is a Defaulting Lender shall be disregarded; provided further that if there exists fewer than three (3) Lenders, Required Lenders shall mean all Lenders (other than any Defaulting Lender), “Requirement of Law” for any Person means the corporate charter and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule, ordinance or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Loans and LC Exposure at such time. “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business. “Sanctioned Country” means a country subject to a sanctions program maintained under any Anti-Terrorism Law. “Sanctioned Person” means any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person, group, regime, entity or thing, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any Anti-Terrorism Law. “SAP” means, as to each Insurance Subsidiary, the statutory accounting practices prescribed or permitted by the insurance commissioner (or other similar authority) in such Insurance Subsidiary’s state of domicile for the preparation of Annual Statements and other financial reports by insurance corporations of the same type as such Insurance Subsidiary. “Securities Lending” means any transaction or series of transactions pursuant to which any Insurance Subsidiary makes a pledge or assignment of marketable securities to another Person (including repurchase transactions, reserve repurchase transactions, fee-based transactions and other similar securities lending arrangements); provided that “Securities Lending” shall not include FHLB Liquidity Debt or FHLB Operating Debt. “Statutory Financial Statements” has the meaning specified in Section 3.02(a). “Subsidiary” means, with respect to the Borrower at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the Borrower in the Borrower’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more 18 than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled by the Borrower or one or more subsidiaries of the Borrower or by the Borrower and one or more Subsidiaries of the Borrower. “Supported QFC” has the meaning assigned to it in Section 9.17. “Surplus Relief Reinsurance Agreements” means any agreement whereby any Insurance Subsidiary assumes or cedes business under a reinsurance agreement that would be considered a “financing-type” reinsurance agreement and (a) with respect to any P/C Subsidiary, which is entered into solely for the purpose of affecting the income statement of such P/C Subsidiary as the same may be amended from time to time, and (b) with respect to any Life Subsidiary, as determined in the Fourth Edition of the AICPA Audit Guide for Stock Life Insurance Companies on pp. 91-92 thereof as the same may be amended from time to time. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). 19

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Threshold Amount” means, (a) with respect to Horace Mann Life Insurance Company, as of any date of determination, ten percent (10%) of the net admitted assets less separate accounts assets (as set forth on the financial statements most recently provided pursuant to Section 5.01(c)) of Horace Mann Life Insurance Company and (b) with respect to Horace Mann Insurance Company, as of any date of determination, the greater of (i) ten percent (10%) of the net admitted assets of the Horace Mann Group or (ii) twenty percent (20%) of statutory surplus of the Horace Mann Group (each as set forth on the financial statements of the Horace Mann Group most recently provided pursuant to Section 5.01(c)). “Transactions” means the execution, delivery and performance by the Borrower of this Agreement, the borrowing of Loans and the use of the proceeds thereof and the issuance of Letters of Credit hereunder. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the LIBO Rate or the Alternate Base Rate. “U.S.” means the United States of America. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Special Resolution Regime” has the meaning assigned to it in Section 9.17. “U.S. Tax Certificate” has the meaning assigned to such term in Section 2.14(f)(ii)(B)(3). “Withholding Agent” means the Borrower and the Administrative Agent. “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. “2017 Annual Statement” has the meaning assigned to such term in Section 3.02(b). “2018 Annual Statement” has the meaning assigned to such term in Section 3.02(b). “2019 Quarterly Statement” has the meaning assigned to such term in Section 3.02(b). 20

SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a “Eurodollar Loan”). Borrowings also may be classified and referred to by Type (e.g., a “Eurodollar Borrowing”). SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignments set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference in any definition to the phrase “at any time” or “for any period” shall refer to the same time or period for all calculations or determinations within such definition, (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (g) any reference to any law, rule or regulation herein shall, unless otherwise specified, refer to such law, rule or regulation as amended, modified or supplemented from time to time. SECTION 1.04. Accounting Terms; GAAP. Unless otherwise defined or the context otherwise requires, all financial and accounting terms used herein or in any of the Loan Documents or any certificate or other document made or delivered pursuant hereto shall be defined in accordance with GAAP or SAP, as the context may require. When used in this Agreement, the term “financial statements” shall include the notes and schedules thereto. In addition, when used herein, the terms “best knowledge of” or “to the best knowledge of” any Person shall mean matters within the actual knowledge of such Person (or an Executive Officer or general partner of such Person) or which should have been known by such Person after reasonable inquiry. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Without limiting the foregoing, all Capitalized Lease obligations of any 21

Person that would not have been required to be recognized as a liability on such Person’s balance sheet under GAAP prior to the effectiveness of the Accounting Standards Update (the “ASU”) issued by the Financial Accounting Standards Board on February 25, 2016 shall continue to be accounted for as if such obligations were not required to be recognized as a liability for purposes of all financial definitions and calculations in this Agreement notwithstanding the fact that such obligations are required in accordance with the ASU (on a prospective or retroactive basis or otherwise) to be recognized as a liability on such Person’s balance sheet. SECTION 1.05. Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the amount of such Letter of Credit available to be drawn at such time; provided that with respect to any Letter of Credit that, by its terms or the terms of any Letter of Credit Agreement related thereto, provides for one or more automatic increases in the available amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time. SECTION 1.06. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its equity interests at such time. ARTICLE II THE CREDITS SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Loans to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in such Lender’s Revolving Credit Exposure exceeding such Lender’s Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Loans. SECTION 2.02. Loans and Borrowings. (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. (b) Subject to Section 2.11, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall 22 not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $500,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of 5 Eurodollar Borrowings outstanding. (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date. SECTION 2.03. Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, the same Business Day as the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile (or e-mail with a PDF copy attached) to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02: (i) the aggregate amount of the requested Borrowing; (ii) the date of such Borrowing, which shall be a Business Day; (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and (v) the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.04. If no election as to the Type of Borrowing is specified, then the requested Revolving Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. 23

SECTION 2.04. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. . Except in respect of the provisions of this Agreement covering the reimbursement of Letters of Credit, the Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent and designated by the Borrower in the applicable Borrowing Request; provided that ABR Loans made to finance a Reimbursement Obligation as provided in Section 2.19(c) shall be remitted by the Administrative Agent to the Issuing Bank. (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. SECTION 2.05. Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Revolving Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery, telecopy or facsimile (or e-mail with a PDF copy attached) to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower. 24

(c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02: (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”. If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing. (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto. SECTION 2.06. Termination and Reduction of Commitments. (a) Unless previously terminated, the Commitments shall terminate on the Maturity Date. (b) The Borrower may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.08, the Revolving Credit Exposures would exceed the total Commitments. 25

(c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments. SECTION 2.07. Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan on the Maturity Date. (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the date thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement. (e) Any Lender may request that Loans made by it be evidenced by a promissory note (each, a “Note”). In such event, the Borrower shall prepare, execute and deliver to such Lender a Note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more Notes payable to the order of the payee named therein (or, if such Notes is a registered note, to such payee and its registered assigns). SECTION 2.08. Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (b) of this Section. 26

(b) The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy or facsimile (or e-mail with a PDF copy attached)) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.06, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.06. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.10 and any break funding payments pursuant to Section 2.13. SECTION 2.09. Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Applicable Rate on the daily unused amount of the Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which such Commitment terminates. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof; provided that any commitment fees accruing after the date on which the Commitments terminate shall be payable on demand. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (b) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent. (c) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to an Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees, to the Lenders. Fees paid shall not be refundable under any circumstances. SECTION 2.10. Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate. (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate. (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, upon the request of the Administrative Agent or the Required Lenders such overdue amount shall bear interest, after as well as before judgment, 27 at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section. If any other Event of Default hereunder shall arise, then upon the request of the Required Lenders, all principal of and interest on any Loan, and any other fee or other amount payable by the Borrower hereunder shall bear interest at 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section, until such Event of Default is cured or is waived. (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. SECTION 2.11. Alternate Rate of Interest. (a) If prior to the commencement of any Interest Period for a Eurodollar Borrowing: (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the LIBO Rate for such Interest Period; or (ii) the Administrative Agent is advised by the Required Lenders that the LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period; then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (B) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted. 28

(b) (i) If the Administrative Agent determines (which determination shall be final and conclusive, absent manifest error) that either (a) (i) the circumstances set forth in Section 2.11(a) have arisen and are unlikely to be temporary, or (ii) the circumstances set forth in Section 2.11(a) have not arisen but the applicable supervisor or administrator (if any) of the LIBO Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying the specific date after which the LIBO Rate shall no longer be used for determining interest rates for loans (either such date, a “LIBOR Termination Date”), or (b) a rate other than the LIBO Rate has become a widely recognized benchmark rate for newly originated loans in Dollars in the U.S. market, then the Administrative Agent may (in consultation with the Borrower) choose a replacement index for the LIBO Rate and make adjustments to applicable margins and related amendments to this Agreement as referred to below such that, to the extent practicable, the all-in interest rate based on the replacement index will be substantially equivalent to the all-in LIBO Rate-based interest rate in effect prior to its replacement. (ii) The Administrative Agent and the Borrower shall enter into an amendment to this Agreement to reflect the replacement index, the adjusted margins and such other related amendments as may be appropriate, in the discretion of the Administrative Agent, for the implementation and administration of the replacement index-based rate. Notwithstanding anything to the contrary in this Agreement or the other Loan Documents (including, without limitation, Section 9.02), such amendment shall become effective without any further action or consent of any other party to this Agreement at 5:00 p.m. New York City time on the tenth (10th) Business Day after the date a draft of the amendment is provided to the Lenders, unless the Administrative Agent receives, on or before such tenth (10th) Business Day, a written notice from the Required Lenders stating that such Lenders object to such amendment. (iii) Selection of the replacement index, adjustments to the applicable margins, and amendments to this Agreement (i) will be determined with due consideration to the then-current market practices for determining and implementing a rate of interest for newly originated loans in the United States and loans converted from a LIBO Rate-based rate to a replacement index- based rate, and (ii) may also reflect adjustments to account for (x) the effects of the transition from the LIBO Rate to the replacement index and (y) yield- or risk-based differences between the LIBO Rate and the replacement index. (iv) Until an amendment reflecting a new replacement index in accordance with this Section 2.11(b) is effective, each advance, conversion and renewal of a Eurodollar Loan will continue to bear interest with reference to the LIBO Rate; provided however, that if the Administrative Agent determines (which determination shall be final and conclusive, absent manifest error) that a LIBOR Termination Date has occurred, then following the LIBOR Termination Date, all Eurodollar Loans shall automatically be converted to the ABR Loans until such time as an amendment reflecting a replacement index and related matters as described above is implemented. (v) Notwithstanding anything to the contrary contained herein, if at any time the replacement index is less than zero, at such times, such index shall be deemed to be zero for purposes of this Agreement. 29

SECTION 2.12. Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender or Issuing Bank (except any such reserve requirement reflected in the LIBO Rate); (ii) impose on any Lender or Issuing Bank or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Loans made by such Lenders or Letters of Credit or participations therein; or (iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing, converting or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender, such Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender, such Issuing Bank or such other Recipient hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender, such Issuing Bank or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, such Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) If any Lender or Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company for any such reduction suffered. (c) A certificate of a Lender or Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the 30

Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof. SECTION 2.13. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or as a result of any prepayment pursuant to Section 2.08), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.08(b) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.16, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Eurodollar Loan had such event not occurred, at the LIBO Rate that would have been applicable to such Eurodollar Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Eurodollar Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. SECTION 2.14. Taxes. (a) Withholding Taxes; Gross-Up. Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any Taxes except as required by applicable law. If any applicable law (as determined in good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable 31

Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.14), the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes. (c) Evidence of Payment. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.14, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.14(d)) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so) and (ii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to such Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Status of Lenders. 32

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.14(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, if the Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the U.S. is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN- E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, 33 or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) in the case of a Non-U.S. Lender claiming that its extension of credit will generate U.S. effectively connected income, executed originals of IRS Form W-8ECI; (3) in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit C-1 to the effect that such Non-U.S. Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN; or (4) to the extent a Non-U.S. Lender is not the Beneficial Owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-2 or Exhibit C-3, IRS Form W-9, and/or other certification documents from each Beneficial Owner, as applicable; provided that if the Non-U.S. Lender is a partnership and one or more direct or indirect partners of such Non-U.S. Lender are claiming the portfolio interest exemption, such Non-U.S. Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-4 on behalf of each such direct and indirect partner (C) any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 34

1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.14 (including by the payment of additional amounts pursuant to this Section 2.14), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.14 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph (g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Survival. Each party’s obligations under this Section 2.14 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. 35

(i) Defined Terms. For purposes of this Section, the term “Lender” includes any Issuing Bank and the term “applicable law” includes FATCA. SECTION 2.15. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees, Reimbursement Obligations or of amounts payable under Section 2.12, 2.13 or 2.14, or otherwise) prior to 2:00 p.m., New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at its Principal Office, except that payments to be made directly to Issuing Banks and payments pursuant to Sections 2.12, 2.13, 2.14 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars. (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest, fees and Reimbursement Obligations then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed Reimbursement Obligations then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed Reimbursement Obligations then due to such parties. (c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in Reimbursement Obligations resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in Reimbursement Obligations and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in Reimbursement Obligations of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in Reimbursement Obligations; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Reimbursement Obligations to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower 36 consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or Issuing Banks hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Banks the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders and Issuing Banks severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. (e) If any Lender or Issuing Bank shall fail to make any payment required to be made by it pursuant to Section 2.04(b), 2.15(d) or 9.03(c), then the Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, apply any amounts thereafter received by the Administrative Agent for the account of such Lender or Issuing Bank to satisfy such Lender’s or Issuing Bank’s obligations under such Sections until all such unsatisfied obligations are fully paid, and/or hold such amounts in a segregated account over which the Administrative Agent shall have exclusive control as cash collateral for, and application to, any future funding obligations of such Lender or Issuing Bank under any such Section, in each case, in any order as determined by the Administrative Agent in its discretion. SECTION 2.16. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or 2.14, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) If any Lender requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, or if any Lender becomes a Defaulting Lender, or if any Lender does not consent to any proposed amendment, supplement, modification, consent or waiver of any provision of this Agreement or any other Loan Document that requires the consent of each of the Lenders or each of the Lenders affected thereby (so long as the consent of the Required has been obtained), then the Borrower may, at its sole expense 37 and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and if a Commitment is being assigned, the Issuing Banks), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, participations in Reimbursement Obligations, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.14, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. SECTION 2.17. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender : (a) fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.09; (b) any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank hereunder; third, to cash collateralize LC Exposure with respect to such Defaulting Lender in accordance with this Section; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) cash collateralize future LC Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with this Section; sixth, to the payment of any amounts owing to the Lenders or the Issuing Banks as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the Issuing Banks against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment 38 of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans, Reimbursement Obligations or Letter of Credit Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, Reimbursement Obligations and Letter of Credit Borrowings owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or Reimbursement Obligations and Letter of Credit Borrowings owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in the Borrower’s obligations corresponding to such Defaulting Lender’s LC Exposure are held by the Lenders pro rata in accordance with the Commitments without giving effect to clause (d) below. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (c) the Commitment and Revolving Credit Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.02); provided that this clause (c) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of such Lender or each Lender affected thereby; (d) if any LC Exposure exists at the time such Lender becomes a Defaulting Lender then: (i) all or any part of the LC Exposure of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent that such reallocation does not, as to any non-Defaulting Lender, cause such non-Defaulting Lender’s Revolving Credit Exposure to exceed its Commitment; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall within one Business Day following notice by the Administrative Agent cash collateralize for the benefit of the Issuing Banks only the Borrower’s obligations corresponding to such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.19 for so long as such LC Exposure is outstanding ; (iii) if the Borrower cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.19 with 39 respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized; (iv) if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.09 and Section 2.19 shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; and (v) if all or any portion of such Defaulting Lender’s LC Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of any Issuing Bank or any other Lender hereunder, all letter of credit fees payable under Section 2.19 with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Banks until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and (vi) so long as such Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding LC Exposure will be 100% covered by the Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrower in accordance with Section 2.17(d), and LC Exposure related to any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.17(d)(i) (and such Defaulting Lender shall not participate therein). (e) If (i) a Bankruptcy Event or a Bail-In Action with respect to a Lender Parent shall occur following the date hereof and for so long as such event shall continue or (ii) any Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, no Issuing Bank shall be required to issue, amend or increase any Letter of Credit, unless the Issuing Banks shall have entered into arrangements with the Borrower or such Lender, satisfactory to such Issuing Bank to defease any risk to it in respect of such Lender hereunder. (f) In the event that each of the Administrative Agent, the Borrower, each and each Issuing Bank agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage. SECTION 2.18. Increase of Commitments. (a) The Borrower may, from time to time, by notice to the Administrative Agent, request that the aggregate Commitments be increased by an amount that will not result in the aggregate Commitments exceeding $325,000,000; provided that each increase in aggregate Commitments under this Section shall be in a minimum amount of $25,000,000. Each such 40 notice shall set forth the requested amount of the increase in the Commitments and the date on which such increase is to become effective. The Borrower shall have the right, but not the obligation, to arrange for one or more commercial banks or other financial institutions (any such bank or other financial institution being called an “Augmenting Lender”), which may include any Lender, to extend Commitments or increase their existing Commitments in an aggregate amount up to, but not greater than, the requested increase, provided that each Augmenting Lender, if not already a Lender hereunder (i) shall extend a new Commitment of not less than $5,000,000, (ii) shall execute all such documentation as the Administrative Agent shall reasonably specify to evidence its status as a Lender hereunder and (iii) shall be consented to by the Administrative Agent (which consent shall not be unreasonably withheld or delayed). Such increases and such new Commitments shall become effective on the date agreed to by the Borrower, the Augmenting Lenders and the Administrative Agent. Notwithstanding the foregoing, no increase in the aggregate Commitments (or in the Commitment of any Lender) shall become effective under this paragraph unless, on the date of such increase, the conditions set forth in Section 4.02 shall be satisfied (with all references in such paragraphs to a Loan being deemed to be references to such increase) and the Administrative Agent shall have received a certificate to that effect dated such date and executed by an Executive Officer of the Borrower. Notwithstanding anything else in the foregoing, no Lender shall become an Augmenting Lender without such Lender’s consent. (b) Upon the effectiveness of any increase pursuant to this Section 2.18 of the aggregate Commitments and any resulting adjustment in the Applicable Percentages, the Lenders and the Augmenting Lenders will purchase from each other and sell to each other outstanding Loans sufficient to cause the outstanding Loans of each Lender and Augmenting Lender to equal its Applicable Percentage (as so adjusted) of the aggregate outstanding Revolving Loans. Such purchase and sale shall be made pursuant to Section 9.04 except that no minimum amount shall be required, no processing fee shall be charged and, if any Lender shall suffer a loss or incur an expense as a result of the effectiveness of such purchase or sale being during an Interest Period, the Borrower shall reimburse such Lender the amount of such loss or expense. Each such Lender shall furnish the Borrower with a certificate setting forth, in reasonable detail, the basis for determining the amount to be paid to it hereunder. SECTION 2.19. Letters of Credit. (a) Issuance of Letters of Credit. The Borrower may at any time prior to the Maturity Date request the issuance of a Letter of Credit for its own account or any Subsidiary, or the amendment or extension of an existing Letter of Credit, by delivering or transmitting electronically to the Issuing Bank (with a copy to the Administrative Agent) a completed application for letter of credit, or request for such amendment or extension, as applicable, in such form as the Issuing Bank may specify from time to time by no later than 10:00 a.m. at least five (5) Business Days, or such shorter period as may be agreed to by the Issuing Bank, in advance of the proposed date of issuance. The Borrower shall authorize and direct the Issuing Bank to name the Borrower or any Subsidiary as the “Applicant” or “Account Party” of each Letter of Credit. Promptly after receipt of any letter of credit application, the Issuing Bank shall confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit application and if not, such Issuing Bank will provide the Administrative Agent with a copy thereof. 41

(i) Unless the Issuing Bank has received notice from any Lender or the Administrative Agent, at least one day prior to the requested date of issuance, amendment or extension of the applicable Letter of Credit, that one or more applicable conditions in Article IV is not satisfied, then, subject to the terms and conditions hereof and in reliance on the agreements of the other Lenders set forth in this Section 2.19, the Issuing Bank or any of the Issuing Bank’s Affiliates will issue the proposed Letter of Credit or agree to such amendment or extension, provided that each Letter of Credit shall (A) have a maximum maturity of twelve (12) months from the date of issuance, and (B) in no event expire later than the Maturity Date and provided further that in no event shall (i) the Letter of Credit Obligations exceed, at any one time, $50,000,000 (the “Letter of Credit Sublimit”) or (ii) the Revolving Credit Exposure exceed, at any one time, the Commitments. Each request by the Borrower for the issuance, amendment or extension of a Letter of Credit shall be deemed to be a representation by the Borrower that it shall be in compliance with the preceding sentence and with Article IV after giving effect to the requested issuance, amendment or extension of such Letter of Credit. Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to the beneficiary thereof, the applicable Issuing Bank will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment. (ii) Notwithstanding Section 2.19(a)(i), the Issuing Bank shall not be under any obligation to issue any Letter of Credit if (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from issuing the Letter of Credit, or any law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon the Issuing Bank with respect to the Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the Issuing Bank in good faith deems material to it, or (ii) the issuance of the Letter of Credit would violate one or more policies of the Issuing Bank applicable to letters of credit generally. (b) Letter of Credit Fees. The Borrower shall pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in each outstanding Letter of Credit, which shall accrue on the daily maximum amount then available to be drawn under such Letter of Credit at the same Applicable Rate used to determine the interest rate applicable to Eurodollar Loans, during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Commitment terminates and the date on which such Lender ceases to have any LC Exposure and (ii) to the Issuing Bank for its own account a fronting fee equal to 0.125% per annum on the daily amount available to be drawn under each Letter of Credit. All Letter of Credit Fees and fronting fees shall be computed on the basis of a year of 360 days and actual days elapsed and shall be payable quarterly in arrears on 42 each Interest Payment Date following issuance of each Letter of Credit. The Borrower shall also pay to the Issuing Bank for the Issuing Bank’s sole account the Issuing Bank’s then in effect customary fees and administrative expenses payable with respect to the Letters of Credit as the Issuing Bank may generally charge or incur from time to time in connection with the issuance, maintenance, amendment (if any), assignment or transfer (if any), negotiation, and administration of Letters of Credit. (c) Disbursements, Reimbursement. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a participation in such Letter of Credit and each drawing thereunder in an amount equal to such Lender’s Applicable Percentage of the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively. (i) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Bank will promptly notify the Borrower and the Administrative Agent thereof. Provided that it shall have received such notice, the Borrower shall reimburse (such obligation to reimburse the Issuing Bank shall sometimes be referred to as a “Reimbursement Obligation”) the Issuing Bank prior to 12:00 noon on each date that an amount is paid by the Issuing Bank under any Letter of Credit (each such date, a “Drawing Date”) by paying to the Administrative Agent for the account of the Issuing Bank an amount equal to the amount so paid by the Issuing Bank. In the event the Borrower fails to reimburse the Issuing Bank (through the Administrative Agent) for the full amount of any drawing under any Letter of Credit by 12:00 noon on the Drawing Date, the Administrative Agent will promptly notify each Lender thereof, and the Borrower shall be deemed to have requested that Revolving Credit Loans be made by the Lenders under the Base Rate Option to be disbursed on the Drawing Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Credit Commitment and subject to the conditions set forth in Section 4.02 other than any notice requirements. Any notice given by the Administrative Agent or Issuing Bank pursuant to this Section 2.19(c)(i) may be oral if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (ii) Each Lender shall upon any notice pursuant to Section 2.19(c)(i) make available to the Administrative Agent for the account of the Issuing Bank an amount in immediately available funds equal to its Applicable Percentage of the amount of the drawing, whereupon the participating Lenders shall (subject to Section 2.19(c)) each be deemed to have made an ABR Loan to the Borrower in that amount. If any Lender so notified fails to make available to the Administrative Agent for the account of the Issuing Bank the amount of such Lender’s Applicable Percentage of such amount by no later than 2:00 p.m. on the Drawing Date, then interest shall accrue on such Lender’s obligation to make such payment, from the Drawing Date to the date on which such Lender makes such payment (i) at a rate per annum equal to the Federal Funds Effective Rate 43 during the first three (3) days following the Drawing Date and (ii) at a rate per annum equal to the Alternate Base Rate on and after the fourth day following the Drawing Date. The Administrative Agent and the Issuing Bank will promptly give notice (as described in Section 2.19(c)(i) above) of the occurrence of the Drawing Date, but failure of the Administrative Agent or the Issuing Bank to give any such notice on the Drawing Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligation under this Section 2.19(c)(ii). (iii) With respect to any unreimbursed drawing that is not converted into ABR Loans to the Borrower in whole or in part as contemplated by Section 2.19(c)(i), because of the Borrower’s failure to satisfy the conditions set forth in Section 4.02 other than any notice requirements, or for any other reason, the Borrower shall be deemed to have incurred from the Issuing Bank a borrowing (each a “Letter of Credit Borrowing”) in the amount of such drawing. Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to the ABR Loans. Each Lender’s payment to the Administrative Agent for the account of the Issuing Bank pursuant to Section 2.19(c) shall be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing (each a “Participation Advance”) from such Lender in satisfaction of its participation obligation under this Section 2.19(c). (d) Repayment of Participation Advances. (i) Upon (and only upon) receipt by the Administrative Agent for the account of the Issuing Bank of immediately available funds from the Borrower (i) in reimbursement of any payment made by the Issuing Bank under the Letter of Credit with respect to which any Lender has made a Participation Advance to the Administrative Agent, or (ii) in payment of interest on such a payment made by the Issuing Bank under such a Letter of Credit, the Administrative Agent on behalf of the Issuing Bank will pay to each Lender, in the same funds as those received by the Administrative Agent, the amount of such Lender’s Applicable Percentage of such funds, except the Administrative Agent shall retain for the account of the Issuing Bank the amount of the Applicable Percentage of such funds of any Lender that did not make a Participation Advance in respect of such payment by the Issuing Bank. (ii) If the Administrative Agent is required at any time to return to the Borrower, or to a trustee, receiver, liquidator, custodian, or any official in connection with a Bankruptcy Event, any portion of any payment made by the Borrower to the Administrative Agent for the account of the Issuing Bank pursuant to this Section in reimbursement of a payment made under any Letter of Credit or interest or fees thereon, each Lender shall, on demand of the Administrative Agent, forthwith return to the Administrative Agent for the account of the Issuing Bank the amount of its Applicable Percentage of any amounts so returned by the Administrative Agent plus interest thereon from the 44 date such demand is made to the date such amounts are returned by such Lender to the Administrative Agent, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time. (e) Documentation. The Borrower agrees to be bound by the terms of the Issuing Bank’s application and agreement for letters of credit and the Issuing Bank’s written regulations and customary practices relating to letters of credit, though such interpretation may be different from the Borrower’s own. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct, the Issuing Bank shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following the Borrower’s instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto. (f) Determinations to Honor Drawing Requests. In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, the Issuing Bank shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit. (g) Nature of Participation and Reimbursement Obligations. Each Lender’s obligation in accordance with this Agreement to make the Loans or Participation Advances, as contemplated by Section 2.19(c), as a result of a drawing under a Letter of Credit, and the Obligations of the Borrower to reimburse the Issuing Bank upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.19 under all circumstances, including the following circumstances: (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Issuing Bank or any of its Affiliates, the Borrower or any other Person for any reason whatsoever, or which the Borrower may have against the Issuing Bank or any of its Affiliates, any Lender or any other Person for any reason whatsoever; (ii) the failure of the Borrower or any other Person to comply, in connection with a Letter of Credit Borrowing, with the conditions set forth in Sections 2.01, 2.02, 2.03, 2.04, 4.02 or as otherwise set forth in this Agreement for the making of a Loan, it being acknowledged that such conditions are not required for the making of a Letter of Credit Borrowing and the obligation of the Lenders to make Participation Advances under Section 2.19(c); (iii) any lack of validity or enforceability of any Letter of Credit; (iv) any claim of breach of warranty that might be made by the Borrower or any Lender against any beneficiary of a Letter of Credit, or the existence of any claim, set-off, recoupment, counterclaim, crossclaim, defense or other right which the Borrower or any Lender may have at any time against a 45 beneficiary, successor beneficiary any transferee or assignee of any Letter of Credit or the proceeds thereof (or any Persons for whom any such transferee may be acting), the Issuing Bank or its Affiliates or any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Borrower or Subsidiaries of the Borrower and the beneficiary for which any Letter of Credit was procured); (v) the lack of power or authority of any signer of (or any defect in or forgery of any signature or endorsement on) or the form of or lack of validity, sufficiency, accuracy, enforceability or genuineness of any draft, demand, instrument, certificate or other document presented under or in connection with any Letter of Credit, or any fraud or alleged fraud in connection with any Letter of Credit, or the transport of any property or provision of services relating to a Letter of Credit, in each case even if the Issuing Bank or any of its Affiliates has been notified thereof; (vi) payment by the Issuing Bank or any of its Affiliates under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit; (vii) the solvency of, or any acts or omissions by, any beneficiary of any Letter of Credit, or any other Person having a role in any transaction or obligation relating to a Letter of Credit, or the existence, nature, quality, quantity, condition, value or other characteristic of any property or services relating to a Letter of Credit; (viii) any failure by the Issuing Bank or any of its Affiliates to issue any Letter of Credit in the form requested by the Borrower, unless the Issuing Bank has received written notice from the Borrower of such failure within three Business Days after the Issuing Bank shall have furnished the Borrower and the Administrative Agent a copy of such Letter of Credit and such error is material and no drawing has been made thereon prior to receipt of such notice; (ix) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Borrower or Subsidiaries of the Borrower; (x) any breach of this Agreement or any other Loan Document by any party thereto; (xi) the occurrence or continuance of a Bankruptcy Event with respect to the Borrower; (xii) the fact that an Event of Default or a Default shall have occurred and be continuing; 46

(xiii) the fact that the Maturity Date shall have passed or this Agreement or the Commitments hereunder shall have been terminated; and (xiv) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing. (h) Indemnity. The Borrower hereby agrees to protect, indemnify, pay and save harmless the Issuing Bank and any of its Affiliates that has issued a Letter of Credit from and against any and all claims, demands, liabilities, damages, taxes, penalties, interest, judgments, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which the Issuing Bank or any of its Affiliates may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit, other than as a result of the gross negligence or willful misconduct of the Issuing Bank as determined by a final non-appealable judgment of a court of competent jurisdiction. (i) Liability for Acts and Omissions. As between the Borrower and the Issuing Bank, or the Issuing Bank’s Affiliates, the Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank shall not be responsible for any of the following, including any losses or damages to the Borrower or other Person or property relating therefrom: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if the Issuing Bank or its Affiliates shall have been notified thereof); (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of the Borrower or any Subsidiary against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among the Borrower or any Subsidiary and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Issuing Bank or its Affiliates, as applicable, including any act or omission of any Governmental Authority, and none of the above shall affect or impair, or prevent the vesting of, any of the Issuing Bank’s or its Affiliates rights or powers hereunder. Nothing in the preceding sentence shall relieve the Issuing Bank from liability for the Issuing Bank’s gross negligence or willful misconduct in connection with actions or omissions described in such clauses (i) through (viii) of such sentence. In no event shall the Issuing Bank or its Affiliates be liable to the Borrower for any indirect, consequential, incidental, punitive, 47 exemplary or special damages or expenses (including attorneys’ fees), or for any damages resulting from any change in the value of any property relating to a Letter of Credit. Without limiting the generality of the foregoing, the Issuing Bank and each of its Affiliates (i) may rely on any oral or other communication believed in good faith by the Issuing Bank or such Affiliate to have been authorized or given by or on behalf of the applicant for a Letter of Credit, (ii) may honor any presentation if the documents presented appear on their face substantially to comply with the terms and conditions of the relevant Letter of Credit; (iii) may honor a previously dishonored presentation under a Letter of Credit, whether such dishonor was pursuant to a court order, to settle or compromise any claim of wrongful dishonor, or otherwise, and shall be entitled to reimbursement to the same extent as if such presentation had initially been honored, together with any interest paid by the Issuing Bank or its Affiliate; (iv) may honor any drawing that is payable upon presentation of a statement advising negotiation or payment, upon receipt of such statement (even if such statement indicates that a draft or other document is being delivered separately), and shall not be liable for any failure of any such draft or other document to arrive, or to conform in any way with the relevant Letter of Credit; (v) may pay any paying or negotiating bank claiming that it rightfully honored under the laws or practices of the place where such bank is located; and (vi) may settle or adjust any claim or demand made on the Issuing Bank or its Affiliate in any way related to any order issued at the applicant’s request to an air carrier, a letter of guarantee or of indemnity issued to a carrier or any similar document (each an “Order”) and honor any drawing in connection with any Letter of Credit that is the subject of such Order, notwithstanding that any drafts or other documents presented in connection with such Letter of Credit fail to conform in any way with such Letter of Credit. In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by the Issuing Bank or its Affiliates under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put the Issuing Bank or its Affiliates under any resulting liability to the Borrower or any Lender. (j) Issuing Bank Reporting Requirements. Each Issuing Bank shall, on the first Business Day of each month, provide to Administrative Agent and Borrower a schedule of the Letters of Credit issued by it, in form and substance satisfactory to Administrative Agent, showing the date of issuance of each Letter of Credit, the account party, the original face amount (if any), and the expiration date of any Letter of Credit outstanding at any time during the preceding month, and any other information relating to such Letter of Credit that the Administrative Agent may request. ARTICLE III REPRESENTATIONS AND WARRANTIES The Borrower represents and warrants to the Lenders that: SECTION 3.01. Due Organization, Authorization, Etc. The Borrower and each Subsidiary (a) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, (b) is duly qualified to do business and in good standing in each 48 jurisdiction where, because of the nature of its activities or properties, such qualification is required, which jurisdictions are set forth with respect to the Borrower and each Subsidiary on Schedule 3.01, (c) has the requisite corporate power and authority and the right to own and operate its properties, to lease the property it operates under lease, and to conduct its business as now and proposed to be conducted, and (d) has obtained all material licenses, permits, consents or approvals from or by, and has made all filings with, and given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct (including, without limitation, the consummation of the transactions contemplated by this Agreement) as to each of the foregoing except where the failure to do so would not have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole. The execution, delivery and performance by the Borrower of this Agreement and the consummation of the transactions contemplated hereby and thereby are within its corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, shareholder approval, if required) and do not contravene or conflict with the Borrower’s articles of incorporation or bylaws. Each of the Borrower and its Subsidiaries has received all material governmental and other consents and approvals (if any shall be required) necessary for such execution, delivery and performance, and such execution, delivery and performance do not and will not contravene or conflict with, or create a Lien or right of termination or acceleration under, any Requirement of Law or Contractual Obligation binding upon the Borrower or such Subsidiaries. This Agreement and each of the Loan Documents is (or when executed and delivered will be) the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms; provided that the Borrower assumes for purposes of this Section 3.01 that this Agreement and the other Loan Documents have been validly executed and delivered by each of the parties thereto other than the Borrower. SECTION 3.02. Statutory Financial Statements. (a) The Annual Statement of each of the Insurance Subsidiaries as filed with the appropriate Governmental Authority of its state of domicile (the “Department”) and delivered to each Lender prior to the execution and delivery of this Agreement, as of and for the 2017 and 2018 Fiscal Years and as of and for the Fiscal Quarter ended March 31, 2019 (collectively, the “Statutory Financial Statements”), have been prepared in accordance with SAP applied on a consistent basis (except as noted therein). Each such Statutory Financial Statement was in material compliance with applicable law when filed. The Statutory Financial Statements fairly present the financial position, the results of operations, changes in equity and changes in financial position of each such Insurance Subsidiary as of and for the respective dates and periods indicated therein in accordance with SAP applied on a consistent basis, except as set forth in the notes thereto or on Schedule 3.02(a). All books of account of each of the Insurance Subsidiaries fully and fairly disclose all of the transactions, properties, assets, investments, liabilities and obligations of such Insurance Subsidiary and all of such books of account are in the possession of each such Insurance Subsidiary and are true, correct and complete in all material respects. (b) The investments of Insurance Subsidiaries reflected in the Annual Statements filed with the respective Departments with respect to the 2017 Fiscal Year (the “2017 Annual Statement”), the 2018 Fiscal Year (the “2018 Annual Statement”) and the March 31, 2019 Quarterly Statement (the “2019 Quarterly Statement”) comply in all material respects with all applicable requirements of 49 the Department with respect to each such Insurance Subsidiary as well as those of any other applicable jurisdiction relating to investments in respect of which it may invest its funds. (c) Marketable securities and short term investments reflected in the 2017 Annual Statement, the 2018 Annual Statement and in the 2019 Quarterly Statement of each Insurance Subsidiary are valued at cost, amortized cost or market value, as required by applicable law. (d) There has been no event or occurrence which has had or could reasonably be expected to have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole, since March 31, 2019. SECTION 3.03. GAAP Financial Statements. (a) The Borrower has furnished to the Administrative Agent and each of the Lenders (i) a copy of the unaudited consolidated balance sheets of the Borrower and its Subsidiaries, and the balance sheet of the Borrower on an unconsolidated basis as of March 31, 2019 and the related consolidated statements of income and cash flows for that portion of the Fiscal Year ending as of the close of March 31, 2019 and (ii) a copy of the unaudited consolidated statement of income of the Borrower and its Subsidiaries, and the statement of income of the Borrower on an unconsolidated basis, for March 31, 2019, all prepared in accordance with GAAP (subject to normal year-end adjustments and except that footnote and schedule disclosures are abbreviated) which financial statements are complete and correct and present fairly in accordance with GAAP (subject to normal year-end adjustments) consolidated or unconsolidated, as the case may be results of operations and cash flows of the Borrower as of March 31, 2019 and the period then ended. (b) The Borrower has provided to the Administrative Agent and each Lender a copy of the annual audited consolidated financial statements of the Borrower and its Subsidiaries, consisting of consolidated balance sheets and consolidated statements of income and retained earnings and cash flows, setting forth in comparative form in each case the consolidated figures for the years ended December 31, 2017 and December 31, 2018, which financial statements have been prepared in accordance with GAAP and certified without material qualification by KPMG LLP. Such financial statements are complete and correct and present fairly in accordance with GAAP the consolidated financial position and the consolidated results of operations and cash flows of the Borrower and its Subsidiaries as at the end of such year and for the period then ended. (c) With respect to any representation and warranty which is deemed to be made after the date hereof by the Borrower, the balance sheet and statements of operations, of shareholders’ equity and of cash flow, which as of such date shall most recently have been furnished by or on behalf of the Borrower to each Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby, shall have been prepared in accordance with GAAP consistently applied (except as disclosed therein), and shall present fairly the consolidated financial condition of the corporations covered thereby as at the 50 dates thereof for the periods then ended, subject, in the case of quarterly financial statements, to normal year-end audit adjustments. SECTION 3.04. Litigation and Contingent Liabilities. Except as set forth (including estimates of the dollar amounts involved) in Schedule 3.04 hereto and except for claims which are covered by Insurance Policies, coverage for which has not been denied in writing, or which relate to insurance policies or surety contracts issued by the Borrower or to which it is a party, reinsurance treaties, reinsurance certificates, or any other such agreements entered into by the Borrower in the ordinary course of business (referred to herein as “Ordinary Course Litigation”), no claim, litigation (including, without limitation, derivative actions), arbitration, governmental investigation or proceeding or inquiry is pending or threatened against the Borrower or any of its Subsidiaries (i) which would, if adversely determined, have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole or (ii) which relates to any of the transactions contemplated hereby, and there is no basis known to the Borrower for any of the foregoing. Other than any liability incident to such claims, litigation or proceedings, the Borrower has no material Contingent Liabilities not provided for or referred to in the financial statements delivered pursuant to Section 3.03. SECTION 3.05. Investment Company Act. Other than Horace Mann Investors, Inc., neither the Borrower nor any of its Subsidiaries is an “investment company” or a company “controlled by an investment company,” within the meaning of the Investment Company Act of 1940, as amended. SECTION 3.06. Regulations T, U and X. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock. None of the Borrower, any of its Subsidiaries or any Person acting on their behalf has taken or will take action to cause the execution, delivery or performance of this Agreement or the Notes, the making or existence of the Loans or the use of proceeds of the Loans or any Letter of Credit to violate Regulations T, U or X of the Board. SECTION 3.07. Proceeds. The proceeds of the Loans will be used to fund ongoing working capital, capital expenditures, and for general corporate purposes (including acquisitions permitted by this Agreement). None of such proceeds or any Letter of Credit will be used in violation of applicable law, and none of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any margin stock as defined in Regulation U of the Board. SECTION 3.08. Insurance. The Borrower and its Subsidiaries maintain Insurance Policies to such extent and against such hazards and liabilities as is required by law or customarily maintained by prudent companies similarly situated. SECTION 3.09. Accuracy of Information. All factual written information furnished heretofore or contemporaneously herewith by or on behalf of the Borrower or any of its Subsidiaries to the Administrative Agent or the Lenders for purposes of or in connection with this Agreement or any of the transactions contemplated hereby, as supplemented to the date hereof, is and all other such factual written information hereafter furnished by or on behalf of the 51

Borrower or any of its Subsidiaries to the Administrative Agent or the Lenders will be, true and accurate in every material respect on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading. SECTION 3.10. Subsidiaries. As of the Effective Date, Schedule 3.10 contains a complete list of the Borrower’s Subsidiaries and indicates which Subsidiaries are Material Insurance Subsidiaries. SECTION 3.11. Insurance Licenses. Except as set forth on Schedule 3.11, to the best of the Borrower’s knowledge, no license (including, without limitation, licenses or certificates of authority from applicable insurance departments), permits or authorizations to transact insurance and reinsurance business (collectively, the “Licenses”) is the subject of a proceeding for suspension or revocation or any similar proceedings, there is no sustainable basis for such a suspension or revocation, and no such suspension or revocation is threatened by any state insurance department. SECTION 3.12. Taxes. The Borrower and each of its Subsidiaries has filed all material Tax returns and reports that are required to be filed by it, and has paid or provided adequate reserves for the payment of all material Taxes payable by it that have become due, other than those that are not yet delinquent and are being contested in good faith by appropriate proceedings and with respect to which reserves have been established, and are being maintained, in accordance with GAAP. SECTION 3.13. Compliance with Laws. Neither the Borrower nor any of its Subsidiaries is in violation of any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any Governmental Authority (including, without limitation, ERISA, margin regulations, Anti-Terrorism Laws, the Act or environmental laws), if the effect of such violation could reasonably be expected to have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole and, to the best of the Borrower’s knowledge, no such violation has been alleged and each of the Borrower and its Subsidiaries (a) has filed in a timely manner all reports, documents and other materials required to be filed by it with any Governmental Authority, if such failure to so file could reasonably be expected to have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole; and the information contained in each of such filings is true, correct and complete in all material respects and (b) has retained all records and documents required to be retained by it pursuant to any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any Governmental Authority, if the failure to so retain such records and documents could reasonably be expected to have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole. SECTION 3.14. No Default. Neither the Borrower nor any Subsidiary is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document. 52

SECTION 3.15. Ownership of Property; Liens. Each of the Borrower and each Subsidiary has good record and marketable title in fee simple to, or valid leasehold interests in, all property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The property of the Borrower and its Subsidiaries is subject to no Liens, other than Liens permitted by Section 6.08. SECTION 3.16. Anti-Terrorism Laws and Sanctions. No Covered Entity is a Sanctioned Person, and (ii) no Covered Entity, either in its own right or through any third party, (a) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law, (b) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (c) engages in any dealings or transactions prohibited by any Anti-Terrorism Law. SECTION 3.17. EEA Financial Institutions. The Borrower is not an EEA Financial Institution. SECTION 3.18. Certificate of Beneficial Ownership. The Certificate of Beneficial Ownership executed and delivered to the Administrative Agent and Lenders for the Borrower on or prior to the date of this Agreement, as updated from time to time in accordance with this Agreement, is accurate, complete and correct as of the date hereof and as of the date any such update is delivered. SECTION 3.19. Plan Assets; Prohibited Transactions. Neither the Borrower or any of its Subsidiaries is an entity deemed to hold “plan assets” (within the meaning of the Plan Asset Regulations), and neither the execution, delivery nor performance of the transactions contemplated under this Agreement, including the making of any Loan and the issuance of any Letter of Credit hereunder, will give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code. ARTICLE IV CONDITIONS SECTION 4.01. Effective Date. The obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02): (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or email of a PDF (or similar file) of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement. 53

(b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of counsel for the Borrower, covering such other matters relating to the Borrower, this Agreement or the Transactions as the Administrative Agent shall reasonably request. The Borrower hereby requests such counsel to deliver such opinion. (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of the Transactions, incumbency and any other legal matters relating to the Borrower, this Agreement or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel. (d) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or an Executive Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 and certifying that there has not been a Material Adverse Change since December 31, 2018. (e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder. (f) The Administrative Agent and each Lender shall have received, in form and substance acceptable to the Administrative Agent and each Lender an executed Certificate of Beneficial Ownership and such other documentation and other information requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act. (g) All consents and regulatory approvals and licenses required to effectuate the transactions contemplated hereby shall have been obtained and there shall not be any legal or regulatory prohibitions or restrictions on the transactions contemplated hereby. (h) The Credit Agreement dated as of July 30, 2014 among the Borrower, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, shall have been terminated and repaid in full. (i) A duly completed Compliance Certificate as of the last day of the fiscal quarter of Borrower most recently ended prior to the Closing Date, signed by an Executive Officer of Borrower and demonstrating pro forma compliance with the covenants set forth in Sections 6.01, 6.02 and 6.03. (j) The Borrower shall have delivered the financial statements referred to in Section 3.02 and Section 3.03. The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. 54

SECTION 4.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing and of each Issuing Bank to issue, amend or extend any Letter of Credit is subject to the satisfaction of the following conditions: (a) The representations and warranties of the Borrower set forth in this Agreement shall be true and correct on and as of the date of such Borrowing or issuance, amendment or extension of a Letter of Credit before and after giving effect to such Borrowing, issuance, amendment or extension, and after giving effect to the use of proceeds thereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of the date of such earlier date. (b) At the time of and immediately after giving effect to such Borrowing, issuance, amendment or extension, no Default shall have occurred and be continuing. (c) Delivery of a Borrowing Request or request for a Letter of Credit in accordance with Section 2.03 or 2.19, as applicable. Each Borrowing and each issuance, amendment or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section. ARTICLE V AFFIRMATIVE COVENANTS Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated, in each case, without any pending draw, and all Reimbursement Obligations and Letter of Credit Borrowings shall have been reimbursed, the Borrower covenants and agrees with the Lenders that: SECTION 5.01. Reports, Certificates and Other Information. Furnish or cause to be furnished to the Administrative Agent and the Lenders: (a) GAAP Financial Statements: (i) Within 50 days after the close of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, a copy of its Form 10-Q filed with the Securities and Exchange Commission and accompanied by the certification of the chief executive officer, chief financial officer or treasurer of the Borrower that the financial statements set forth therein are complete and correct and present fairly in accordance with GAAP (subject to normal year-end adjustments) the consolidated, or unconsolidated, as the case may be, results of operations and cash flows of the Borrower as at the end of such Fiscal Quarter and for the period then ended. (ii) Within 95 days after the close of each Fiscal Year, a copy of the annual audited consolidated financial statements of the Borrower and its 55

Subsidiaries, consisting of consolidated balance sheets and consolidated statements of income and retained earnings and cash flows, setting forth in comparative form in each case the consolidated figures for the previous Fiscal Year, which financial statements shall be prepared in accordance with GAAP, certified without material qualification by the independent certified public accountants regularly retained by the Borrower, or any other firm of independent certified public accountants of recognized national standing selected by the Borrower and reasonably acceptable to the Required Lenders that all such financial statements are complete and correct and present fairly in accordance with GAAP the consolidated financial position and the consolidated results of operations and cash flows of the Borrower and its Subsidiaries as at the end of such year and for the period then ended. (b) Tax Returns. If requested by the Administrative Agent, copies of all federal, state, local and foreign Tax returns and reports in respect of income, franchise or other Taxes on or measured by income (excluding sales, use or like Taxes) filed by the Borrower or any of its Subsidiaries. (c) SAP Financial Statements: (i) Within 5 days after the applicable regulatory filing date for each of its Fiscal Quarters, but in any event within 50 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of each Insurance Subsidiary and of the Horace Mann Group a copy of the Quarterly Statement of each Insurance Subsidiary and of the Horace Mann Group for such Fiscal Quarter, all prepared in accordance with SAP and accompanied by the certification of the chief financial officer or chief executive officer of each Insurance Subsidiary (and with respect to the Horace Mann Group, of Horace Mann Insurance Company) that all such financial statements are complete and correct and present fairly in accordance with SAP the financial position of such Insurance Subsidiary or the Horace Mann Group, as applicable, for the periods then ended. (ii) Within 5 days after the applicable regulatory filing date for each of its Fiscal Years, but in any event within 60 days after the end of each Fiscal Year of each Insurance Subsidiary and of the Horace Mann Group a copy of the Annual Statement of each Insurance Subsidiary and of the Horace Mann Group for such Fiscal Year prepared in accordance with SAP and accompanied by the certification of the chief financial officer or chief executive officer of each Insurance Subsidiary (and with respect to the Horace Mann Group, of Horace Mann Insurance Company) that such financial statement is complete and correct and presents fairly in accordance with SAP the financial position of such Insurance Subsidiary or the Horace Mann Group, as applicable, for the period then ended. (iii) Within 5 days after the applicable regulatory filing date for each of its Fiscal Years, but in any event within 95 days after the close of each Fiscal Year of each Insurance Subsidiary and the Horace Mann Group a copy of each 56

Insurance Subsidiary’s and the Horace Mann Group’s “Statement of Actuarial Opinion” which is provided to the applicable Department (or equivalent information should the Department no longer require such a statement) as to the adequacy of loss reserves of such Insurance Subsidiary or the Horace Mann Group, as applicable. Such opinion shall be in the format prescribed by the applicable Insurance Code. (d) Notice of Default, etc. Immediately after an Executive Officer of the Borrower knows or has reason to know of the existence of any Default, or any development or other information which would have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole, telephonic notice specifying the nature of such Default or development or information, including the anticipated effect thereof, which notice shall be promptly confirmed in writing within two (2) Business Days. (e) Other Information. The following certificates and other information related to the Borrower: (i) Within five (5) Business Days of receipt, a copy of any financial examination reports by a Governmental Authority with respect to the Insurance Subsidiaries relating to the insurance business of the Insurance Subsidiaries (when, and if, prepared); provided the Borrower shall only be required to deliver any interim report hereunder at such time as Borrower has knowledge that a final report will not be issued and delivered to the Administrative Agent within 90 days of any such interim report. (ii) Copies of all Insurance Holding Company System Regulatory Act filings with Governmental Authorities in the applicable state of domicile, with respect to any occurrence which might reasonably be expected to have a Material Adverse Effect, by the Borrower or any Subsidiary not later than five (5) Business Days after such filings are made, including, without limitation, filings which seek approval of Governmental Authorities with respect to transactions between the Borrower or such Subsidiary and its Affiliates. (iii) Within five (5) Business Days of such notice, notice of actual suspension, termination or revocation of any material License of the Insurance Subsidiaries by any Governmental Authority or of receipt of notice from any Governmental Authority notifying the Borrower of a hearing (which is not withdrawn within ten (10) days) relating to such a suspension, termination or revocation, including any request by a Governmental Authority which commits the Borrower to take, or refrain from taking, any action or which otherwise materially and adversely affects the authority of the Borrower to conduct its business. (iv) Within five (5) Business Days of such notice, notice of any pending or threatened investigation or regulatory proceeding (other than routine periodic investigations or reviews) by any Governmental Authority concerning 57 the business, practices or operations of the Borrower, including any agent or managing general agent thereof. (v) Promptly upon any change in the rating for Index Debt of the Borrower, notice of such change. (vi) Promptly, such additional financial and other information as the Administrative Agent or any Lender may from time to time reasonably request. (vii) Promptly, such information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Act and the Beneficial Ownership Regulation. (f) Compliance Certificates. Concurrently with the later to occur of delivery to the Administrative Agent of the GAAP financial statements and delivery to the Administrative Agent of the SAP financial statements under Sections 5.01(a) and 5.01(c), for each Fiscal Quarter and Fiscal Year of the Borrower, and at any other time no later than thirty (30) Business Days following a written request of the Administrative Agent, a duly completed Compliance Certificate, signed by an Executive Officer of the Borrower, containing, among other things, a computation of, and showing compliance with, each of the applicable financial ratios and restrictions contained in Sections 6.01 through 6.03, and to the effect that, to the best of such officer’s knowledge, as of such date no Default has occurred and is continuing. (g) Reports to SEC and to Shareholders. Promptly upon the filing or making thereof (i) copies of each filing and report made by the Borrower or any of its Subsidiaries with or to any securities exchange or the Securities and Exchange Commission and (ii) of each communication from the Borrower to shareholders generally; provided that only those items described in clauses (i) and (ii) of this Section 5.01(g) which are material to the interest of the Lenders hereunder shall be provided to the Administrative Agent and the Lenders hereunder. (h) Notice of Litigation, License and ERISA Matters. Upon learning of the occurrence of any of the following, written notice thereof, describing the same and the steps being taken by the Borrower with respect thereto: (i) the institution of, or any adverse determination in, any litigation, arbitration proceeding or governmental proceeding (including any IRS, Department of Labor, or Pension Benefit Guaranty Corporation proceeding with respect to any Plan) which could, if adversely determined, be reasonably expected to have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole and which is not Ordinary Course Litigation, (ii) the failure of any Person in the Controlled Group to make a required contribution to any Plan in an amount sufficient to give rise to a Lien under section 303(k) of ERISA or 430(k) of the Code, (iii) the institution of any steps by any entity in the Controlled Group to withdraw from a Plan subject to section 4063 of ERISA or from a Multiemployer Plan, or the institution of any steps by any entity in the Controlled Group or any other Person to terminate any Plan (other than in a standard termination within the meaning of section 4041(b) of ERISA), or the taking of any action with respect to a Plan which could result in the requirement that the Borrower or any of its Subsidiaries furnish a bond or other security to such Plan, or the occurrence of any event with respect to any Plan which could result in the 58 incurrence by the Borrower or any of its Subsidiaries of any material liability (other than a liability for contributions or premiums), fine or penalty, (iv) the commencement of any dispute which might lead to the modification, transfer, revocation, suspension or termination of this Agreement or any Loan Document or (v) any event which could be reasonably expected to have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole. (i) Beneficial Ownership Certification. Promptly, (i) upon request by the Administrative Agent, confirmation of the accuracy of the information set forth in the most recent Certificate of Beneficial Ownership provided to the Administrative Agent and Lenders; (ii) a new Certificate of Beneficial Ownership, in form and substance acceptable to the Administrative Agent and each Lender, when the individual(s) identified in the Certificate of Beneficial Ownership have changed; and (iii) such other information and documentation as may reasonably be requested by Agent or any Lender from time to time for purposes of compliance by Agent or such Lender with applicable laws (including without limitation the USA Patriot Act and other “know your customer” and anti-money laundering rules and regulations), and any policy or procedure implemented by the Administrative Agent or such Lender to comply therewith. (j) Other Information. From time to time such other information concerning the Borrower or any Subsidiary as the Administrative Agent or any Lender may reasonably request. SECTION 5.02. Corporate Existence; Foreign Qualification. Do and cause to be done at all times all things necessary to (a) maintain and preserve the corporate existence of the Borrower, (b) be, and ensure that each Subsidiary of the Borrower is, duly qualified to do business and be in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary, and (c) do or cause to be done all things necessary to preserve and keep in full force and effect the Borrower’s corporate existence. SECTION 5.03. Books, Records and Inspections. (a) Maintain, and cause each of its Subsidiaries to maintain, materially complete and accurate books and records, (b) permit, and cause each of its Subsidiaries to permit, access at reasonable times by the Administrative Agent and the Lenders to its books and records, (c) permit, and cause each of its Subsidiaries to permit, the Administrative Agent, the Lenders or their respective designated representatives to inspect at reasonable times its properties and operations, and (d) permit, and cause each of its Subsidiaries to permit, the Administrative Agent and the Lenders to discuss its business, operations and financial condition with its officers. SECTION 5.04. Insurance. Maintain, and cause each of its Subsidiaries to maintain, Insurance Policies to such extent and against such hazards and liabilities as is required by law (including any flood insurance required to be maintained by applicable law) or customarily maintained by prudent companies similarly situated. SECTION 5.05. Taxes and Liabilities. Pay, and cause each of its Subsidiaries to pay, when due all material Taxes, assessments and other material liabilities except as contested in good faith and by appropriate proceedings with respect to which reserves have been 59 established, and are being maintained, in accordance with GAAP if and so long as such contest could not reasonably be expected to have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole. SECTION 5.06. Compliance with Laws. Comply, and cause each of its Subsidiaries to comply, (a) with all federal, state and local laws, rules and regulations related to its businesses (including, without limitation, the establishment of all insurance reserves required to be established under SAP and applicable laws restricting the investments of the Borrower), and (b) with all Contractual Obligations binding upon such entity, except where failure so to comply would not in the aggregate have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole. SECTION 5.07. Conduct of Business. Engage on a consolidated basis with its Subsidiaries primarily in the same business in which the Borrower and its Subsidiaries are engaged on the date hereof. SECTION 5.08. Maintenance of Properties. Maintain, preserve and protect and cause each of its Subsidiaries to maintain, preserve and protect, all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted. SECTION 5.09. Use of Proceeds. Use proceeds of the Loans only to fund working capital, capital expenditures and for general corporate purposes (including acquisitions permitted by this Agreement). No part of the proceeds of any Loan or Letters of Credit will be used, whether directly or indirectly, for any purpose that entails a violation of any Regulations of the Board (including Regulations T, U and X), Anti-Terrorism Laws. SECTION 5.10. Accuracy Of Information. Ensure that any information, including financial statements or other documents, furnished to the Administrative Agent or the Lenders in connection with this Agreement or any amendment or modification hereof or waiver hereunder contains no material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the furnishing of such information shall be deemed to be representation and warranty by the Borrower on the date thereof as to the matters specified in this Section 5.10. SECTION 5.11. Anti-Terrorism Laws; International Trade Law Compliance. (a) No Covered Entity will become a Sanctioned Person, (b) no Covered Entity, either in its own right or through any third party, will (A) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (B) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (C) engage in any dealings or transactions prohibited by any Anti-Terrorism Law or (D) use the Loans or Letters of Credit to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti- Terrorism Law, (c) the funds used to repay the Obligations will not be derived from any unlawful activity, (d) each Covered Entity shall comply with all Anti-Terrorism Laws, and (e) 60 the Borrower shall promptly notify the Agent in writing upon the occurrence of a Reportable Compliance Event. ARTICLE VI NEGATIVE COVENANTS Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated, in each case, without any pending draw, and all Reimbursement Obligations and Letter of Credit Borrowings shall have been reimbursed, the Borrower covenants and agrees with the Lenders that: SECTION 6.01. Consolidated Debt to Total Capitalization. Not permit the ratio of (a) the principal amount of Consolidated Debt to (b) the sum of (i) Net Worth plus (ii) Consolidated Debt to exceed 0.35 to 1.0 at any time. SECTION 6.02. Net Worth. Not permit its Net Worth at any time to be less than the Minimum Net Worth. “Minimum Net Worth” means $970,300,0001 plus 50% of equity contributions after March 31, 2019, excluding unrealized gains and losses; provided that on each March 31, commencing March 31, 2020, if 80% of the consolidated net worth of the Borrower and its Subsidiaries, calculated in accordance with GAAP, is greater than the Minimum Net Worth, the Minimum Net Worth shall be increased to such greater amount. SECTION 6.03. Minimum Risk Based Capital. The Borrower shall not permit Horace Mann Life Insurance Company or the P/C Subsidiaries (taken as a whole) to maintain, as of the end of any Fiscal Year, a ratio (expressed as a percentage) of (a) Total Adjusted Capital (as defined in the Risk-Based Capital (RBC) for Insurers Act in the applicable state of domicile or in the rules and procedures prescribed from time to time by the NAIC with respect thereto) to (b) the Company Action Level RBC (as defined in the Risk-Based Capital Act or in the rules and procedures prescribed from time to time by the NAIC with respect thereto) of less than 300%. SECTION 6.04. Mergers, Consolidations and Sales. Not, and not permit any of its Subsidiaries to, (a) merge or consolidate, or purchase or otherwise acquire all or substantially all of the assets or stock of any class of, or any partnership or joint venture interest in, any other Person, other than mergers or acquisitions where the corporate existence of the Borrower is not affected by such merger or acquisition and, subsequent to such merger or acquisition, the Borrower is in compliance with all the provisions of this Agreement and no Default shall exist, or (b) sell, transfer, convey or lease all or any substantial part of its assets or sell or assign with or without recourse any receivables, other than any sale, transfer, conveyance or lease in the ordinary course of business. SECTION 6.05. Regulations T, U and X. Not, and not permit any of its Subsidiaries to, use or permit any proceeds of the Loans to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying margin stock, as defined in Regulation U of the Board. 1 80% of Net Worth as of March 31, 2019. 61

SECTION 6.06. Restrictive Agreements. Not, and not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to guarantee Debt of the Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.06 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Debt permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof. SECTION 6.07. Transactions with Affiliates. Not, and not permit any Subsidiary to, enter into, or cause, suffer or permit to exist, directly or indirectly, any arrangement, transaction or contract with any of its Affiliates unless such arrangement, transaction or contract is in the ordinary course of business, reasonably intended to satisfy the reasonable business requirements of the Borrower or such Subsidiary, and on terms and conditions at least as favorable to the Borrower or such Subsidiary as the terms and conditions which would apply in a similar arrangement, transaction or contract with a Person or entity not an Affiliate; provided that transactions between the Borrower and any wholly-owned Subsidiary of the Borrower or between any wholly-owned Subsidiaries of the Borrower shall be excluded from the restrictions set forth in this Section 6.07. SECTION 6.08. Liens. Not, and not permit any of its Subsidiaries to, create or permit to exist any Lien with respect to any assets now or hereafter existing or acquired, except the following: (a) Liens for current taxes not delinquent or for taxes being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (b) Liens arising in the ordinary course of business or by operation of law for sums being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, or for sums not due, and in either case not involving any deposits or advances for borrowed money or the deferred purchase price of property or services, (c) Liens in connection with the acquisition of fixed assets after the date hereof and attaching only to the property being acquired, (d) Liens incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other forms of governmental insurance or benefits, (e) mechanics’, workers’, materialmen’s and other like Liens arising in the ordinary course of business in respect of obligations which are not delinquent or which are being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (f) Liens securing FHLB Operating Debt, FHLB Liquidity Debt and 62

Securities Lending and (g) other Liens securing Debt which Debt does not in the aggregate exceed $5,000,000; provided, however, that, no Lien shall be permitted to exist on the shares of stock of any of its Subsidiaries. SECTION 6.09. Subsidiary Debt. Not permit the aggregate amount of Debt of its Subsidiaries at any time outstanding to exceed $20,000,000, plus, solely with respect to any Insurance Subsidiary, FHLB Operating Debt. SECTION 6.10. Securities Lending. Not permit the aggregate market value of securities subject to Securities Lending for any Insurance Subsidiary to exceed at any time an amount equal to the Threshold Amount applicable to such Insurance Subsidiary less the aggregate amount of FHLB Operating Debt outstanding at such time for such Insurance Subsidiary; provided that for purposes of this Section 6.10, the market value of any security subject to Securities Lending shall be measured as of the time the applicable Securities Lending transaction was entered into. ARTICLE VII EVENTS OF DEFAULT If any of the following events (“Events of Default”) shall occur: (a) Non-Payment of Loan. Default in the payment when due of any principal on the Loans or any reimbursement obligation in respect of any Reimbursement Obligations and Letter of Credit Borrowings; (b) Non-Payment of Interest, Fees, Etc. Default, and continuance thereof for 3 Business Days, in the payment when due of interest on the Loans or of any other amount payable hereunder or under the Loan Documents; (c) Non-Payment of Other Debt. (i) Default in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any other Debt of, or guaranteed by, the Borrower or any of its Subsidiaries if the aggregate amount of Debt of the Borrower and/or any of its Subsidiaries which is accelerated or due and payable, or which may be accelerated or otherwise become due and payable, by reason of such default or defaults is $20,000,000 or more, or (ii) default in the performance or observance of any obligation or condition with respect to any such other Debt of, or guaranteed by, the Borrower and/or any of its Subsidiaries if the effect of such default or defaults is to accelerate the maturity of any such Debt of $20,000,000 or more in the aggregate or to permit the holder or holders of such Debt of $20,000,000 or more in the aggregate, or any trustee or agent for such holders, to cause such Debt to become due and payable prior to its expressed maturity; (d) Other Material Obligations. Except for obligations covered under other provisions of this Article VII, default in the payment when due, or in the performance or observance of, any material obligation of, or material condition agreed to by, the Borrower or any of its Subsidiaries with respect to any material purchase or Lease Obligation (except only to the extent that the existence of any such default is being contested by the Borrower in good faith 63 and by appropriate proceedings and the Borrower has established, and is maintaining, adequate reserves therefor in accordance with GAAP) which default continues for a period of 30 days; (e) Bankruptcy, Insolvency, Etc. (i) (A) The Borrower becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due; or (B) the Borrower applies for, consents to, or acquiesces in the appointment of, a trustee, receiver or other custodian or similar Person for the Borrower or any property of any thereof, or makes a general assignment for the benefit of creditors; or (C) in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian or similar Person is appointed for the Borrower or for a substantial part of the property of any thereof, unless (1) the Borrower institutes appropriate proceedings to contest or discharge such appointment within 30 days and thereafter continuously and diligently prosecutes such proceedings and (2) such appointment is in fact discharged within 60 days of such appointment; or (D) any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding is commenced in respect of the Borrower, unless (1) such case or proceeding is not commenced by the Borrower, (2) such case or proceeding is not consented to or acquiesced in by the Borrower, (3) the Borrower institutes appropriate proceedings to dismiss such case or proceeding within 30 days and thereafter continuously and diligently prosecutes such proceedings, and (4) such case or proceeding is in fact dismissed within 60 days after the commencement thereof; or (E) the Borrower takes any action to authorize, or in furtherance of, any of the foregoing; or (ii) (A) there shall be commenced against any Insurance Subsidiary any case, proceeding or other action (1) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, supervision, conservatorship, liquidation, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, rehabilitation, conservation, supervision, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, obligations or liabilities, or (2) seeking appointment of a receiver, trustee, custodian, rehabilitator, conservator, supervisor, liquidator or other similar official for it or for all or any substantial part of its assets, in each case which (x) results in the entry of an order for relief or any such adjudication or appointment or (y) remains undismissed, undischarged or unbonded for a period of 60 days; or (B) there shall be commenced against any of such Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (C) any of such Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (ii)(A) or (B) above; or (D) any Governmental Authority shall issue any order of conservation, supervision or any other order of like effect relating to any of such Subsidiaries; (f) Non-compliance with Certain Provisions. Failure of the Borrower to comply with the provisions of each of Sections 5.01(d), 5.01(h), 5.02(a), 6.01, 6.02, 6.03, 6.04, 6.07, 6.08 or 6.09; (g) Non-compliance With Other Provisions. Failure by the Borrower to comply with or to perform any provision of this Agreement or the other Loan Documents (and not constituting an Event of Default under any of the other provisions of this Article VII) and 64 continuance of such failure for 30 days after notice thereof from the Administrative Agent to the Borrower; (h) Warranties and Representations. Any warranty or representation made by or on behalf of the Borrower or any Subsidiary herein is inaccurate or incorrect or is breached or false or misleading in any material respect as of the date such warranty or representation is made; or any schedule, certificate, financial statement, report, notice, or other instrument furnished by or on behalf of Borrower or any Subsidiary to the Administrative Agent or the Lenders is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified; (i) Employee Benefit Plans. Any of the following occurs: (i) a contribution failure occurs with respect to any Plan sufficient to give rise to a Lien against the Borrower or any of its Subsidiaries under section 303(k) of ERISA or 430(k) of the Code or a Lien arises against the Borrower or any of its Subsidiaries under section 4068 of ERISA, (ii) a withdrawal by one or more entities in the Controlled Group from one or more Plans subject to section 4063 of ERISA or from one or more Multiemployer Plans to which it or they have an obligation to contribute and the withdrawal liability (without unaccrued interest) to such Plans or Multiemployer Plans as a result of such withdrawal or withdrawals (including any outstanding withdrawal liability that any entity in the Controlled Group has incurred on the date of such withdrawal) is in excess of $20,000,000, (iii) the termination of one or more Plans and the liability of the entities in the Controlled Group with respect to such terminated Plan or Plans is in excess of $20,000,000; (j) Change in Control. A Change in Control occurs; (k) Litigation. (i) There shall be entered against the Borrower or any of its Subsidiaries one or more judgments, awards or decrees, or orders of attachment, garnishment or any other writ, which exceed $50,000,000, individually or in the aggregate, excluding judgments, awards, decrees, orders or writs (A) for which there is insurance, but only to the extent there is actual insurance coverage, (B) for which there is indemnification (upon terms and from creditworthy indemnitors which are satisfactory to Administrative Agent), but only to the extent there is actual indemnification, (C) which have been in force for less than the applicable period for filing an appeal so long as execution is not levied thereunder (or in respect of which the Borrower or its appropriate Subsidiary shall at the time in good faith be prosecuting an appeal or proceeding for review and in respect of which a stay of execution or appropriate appeal bond shall have been obtained pending such appeal or review), (D) which constitute Ordinary Course Litigation, or (E) which are reserved for, to the actual extent of reserves or (ii) there has been a final judgment or final judgments for the payment of money exceeding, in the aggregate, $50,000,000 rendered against the Borrower or any of its Subsidiaries by a court of competent jurisdiction and such judgment(s) remain undischarged for a period (during which execution shall not be effectively stayed) of 60 days after such judgment(s) become final and nonappealable; (l) Change in Law. Any change is made in the Insurance Code which affects the dividend practices of any Insurance Subsidiary and which is reasonably likely to have a 65

Material Adverse Effect on the ability of the Borrower to perform its obligations under the Agreement and such circumstances shall continue for 120 days; or (m) Invalidity of Loan Documents. Any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all principal of and interest on each Loan and all fees payable hereunder, ceases to be in full force and effect; or the Borrower or any other Person contests in any manner the validity or enforceability of any Loan Document; or the Borrower denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; then, and in every such event (other than an event with respect to the Borrower described in clause (e) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (e) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable and the obligation to cash collateralize any LC Exposure shall automatically become effective, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, (iii) require that the Borrower provide cash collateral as required in Section 2.19(j), and (iv) exercise on behalf of itself, the Lenders and the Issuing Banks all rights and remedies available to it, the Lenders and the Issuing Banks under the Loan Documents and applicable law. Notwithstanding anything herein to the contrary, following the occurrence and during the continuance of an Event of Default, and notice thereof to the Administrative Agent by the Borrower or the Required Lenders: (a) all payments received on account of the Obligations shall, subject to Section 2.17, be applied by the Administrative Agent as follows: (i) first, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts payable to the Administrative Agent (including fees and disbursements and other charges of counsel to the Administrative Agent payable under Section 9.03 and amounts pursuant to Section 2.09(b) payable to the Administrative Agent in its capacity as such); (ii) second, to payment of that portion of the Obligations constituting fees, expenses, indemnities and other amounts (other than principal, reimbursement obligations in respect of 66

Reimbursement Obligations, Letter of Credit Borrowings interest and Letter of Credit fees) payable to the Lenders and the Issuing Banks (including fees and disbursements and other charges of counsel to the Lenders and the Issuing Banks payable under Section 9.03) arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause (ii) payable to them; (iii) third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit fees and charges and interest on the Loans and unreimbursed Reimbursement Obligations and Letter of Credit Borrowings, ratably among the Lenders and the Issuing Banks in proportion to the respective amounts described in this clause (iii) payable to them; (iv) fourth, (A) to payment of that portion of the Obligations constituting unpaid principal of the Loans and unreimbursed Reimbursement Obligations and Letter of Credit Borrowings and (B) to cash collateralize that portion of LC Exposure comprising the undrawn amount of Letters of Credit to the extent not otherwise cash collateralized by the Borrower pursuant to Section 2.17 or 2.19, ratably among the Lenders and the Issuing Banks in proportion to the respective amounts described in this clause (iv) payable to them; provided that (x) any such amounts applied pursuant to subclause (B) above shall be paid to the Administrative Agent for the ratable account of the applicable Issuing Banks to cash collateralize Obligations in respect of Letters of Credit, (y) subject to Section 2.17 or 2.19, amounts used to cash collateralize the aggregate amount of Letters of Credit pursuant to this clause (iv) shall be used to satisfy drawings under such Letters of Credit as they occur and (z) upon the expiration of any Letter of Credit (without any pending drawings), the pro rata share of cash collateral shall be distributed to the other Obligations, if any, in the order set forth in this Article VII; (v) fifth, to the payment in full of all other Obligations, in each case ratably among the Administrative Agent, the Lenders and the Issuing Banks based upon the respective aggregate amounts of all such Obligations owing to them in accordance with the respective amounts thereof then due and payable; and (vi) finally, the balance, if any, after all Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by law; and (b) if any amount remains on deposit as cash collateral after all Letters of Credit have either been fully drawn or expired (without any pending drawings), such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. ARTICLE VIII THE ADMINISTRATIVE AGENT Each of the Lenders and the Issuing Banks hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto. 67

The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower, a Lender or an Issuing Bank, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory 68 provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time upon 10 Business Days’ notice to the Lenders, the Issuing Banks and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent’s resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent. Each Lender and Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or Issuing Bank and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder. ARTICLE IX MISCELLANEOUS SECTION 9.01. Notices; Electronic Communication. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 9.01(c)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier (i) if to a Lender, to it at its address set forth in its Administrative Questionnaire, or (ii) if to any other Person, to it at its address set forth on Schedule 1.1(B). Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when 69 sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in Section 9.01(b), shall be effective as provided in such Section. (b) Electronic Communications. Notices and other communications to the Lenders and the Issuing Banks hereunder may be delivered or furnished by electronic communication (including e mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender or the Issuing Bank if such Lender or the Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (c) Change of Address, Etc. Any party hereto may change its address, e mail address or telecopier number for notices and other communications hereunder by notice to the other parties hereto. SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of such Default at the time. (b) Subject to Section 2.11(b), neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the 70

Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan, Reimbursement Obligations or Letter of Credit Borrowings or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan, Reimbursement Obligation or Letter of Credit Borrowings, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.15(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, or (v) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent and no such agreement shall amend, modify or otherwise affect the rights or duties of the Issuing Bank hereunder without the prior written consent of the Issuing Bank. SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank, the Arrangers and any of their respective Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facility provided for herein, the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of- pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, and (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Issuing Banks or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Banks or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section, or in connection with the Loans made and the Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans and Letters of Credit. (b) The Borrower shall indemnify the Administrative Agent, the Arrangers, each Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not 71 strictly comply with the terms of such Letter of Credit), or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim. (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent and each Issuing Bank and each Related Party of the foregoing Persons such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or the Issuing Bank or such Related Party in its capacity as such. (d) To the extent permitted by applicable law (i) the Borrower shall not assert, and the Borrower hereby waives, any claim against any Indemnitee for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), and (ii) no party hereto shall assert, and each such party hereby waives, any claim against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this clause (d)(ii) shall relieve the Borrower of any obligation it may have to indemnify an Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. (e) All amounts due under this Section shall be payable not later than 10 Business Days after written demand therefor. SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), the Related Parties of each of the Administrative Agent, the Issuing Banks and the Lenders any legal or equitable right, remedy or claim under or by reason of this Agreement. 72

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Persons (other than an Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans and participations in Letters of Credit at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of: (A) the Borrower, provided that, the Borrower shall be deemed to have consented to an assignment unless it shall have objected thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; provided, further, that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee; (B) each Issuing Bank; and (C) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of any Commitment to an assignee that is a Lender with a Commitment immediately prior to giving effect to such assignment. As used herein, “Ineligible Institution” means a (a) natural person, (b) Defaulting Lender or its Parent, (c) holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof or (d) the Borrower or any of its Affiliates; provided that, with respect to clause (c), such holding company, investment vehicle or trust shall not constitute an Ineligible Institution if it (x) has not been established for the primary purpose of acquiring any Loans or Commitments, (y) is managed by a professional advisor, who is not such natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans, and (z) has assets greater than $25,000,000 and a significant part of its activities consist of making or purchasing commercial loans and similar extensions of credit in the ordinary course of its business. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing; 73

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; and (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more Credit Contacts to whom all syndicate- level information (which may contain material non-public information about the Borrower and its related parties or its securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws. (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.12, 2.13, 2.14 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section. (iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans, Reimbursement Obligations and Letter of Credit Borrowings owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Banks and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Banks and any Lender, at any reasonable time and from time to time upon reasonable prior notice. 74

(v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.04(b), 2.15(d) or 9.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (c) Any Lender may, without the consent of the Borrower, the Issuing Banks or the Administrative Agent, sell participations to one or more banks or other entities (a “Participant”), other than an Ineligible Institution, in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Issuing Banks, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.12, 2.13 and 2.14 (subject to the requirements and limitations therein, including the requirements under Section 2.14(f) (it being understood that the documentation required under Section 2.14(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.15 and 2.16 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 2.12 or 2.14, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided that such Participant agrees to be subject to Section 2.15(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to 75 disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Banks or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid, any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.12, 2.13, 2.14 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof. SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreement with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. 76

SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each Issuing Bank, and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other obligations at any time owing, by such Lender, such Issuing Bank or any such Affiliate, to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender or such Issuing Bank or their respective Affiliates, irrespective of whether or not such Lender, Issuing Bank or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch office or Affiliate of such Lender or such Issuing Bank different from the branch office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so setoff shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.17 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Banks, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, each Issuing Bank and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such Issuing Bank or their respective Affiliates may have. Each Lender and Issuing Bank agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of Illinois. (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Circuit Court of the State of Illinois sitting in Cook County, Illinois and of the United States District Court for the Northern District of Illinois, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Illinois State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring 77 any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction. (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 9.12. Confidentiality. (a) Each of the Administrative Agent, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any regulatory authority, (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party to this Agreement, (v) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (B) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (vii) with the consent of the Borrower or (viii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section or (B) becomes available to the Administrative 78

Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, “Information” means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. (b) EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 9.12(a) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON- PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON- PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. (c) ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWER AND ITS RELATED PARTIES OR ITS SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW. SECTION 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender. 79

SECTION 9.14. USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) hereby notifies the Borrower that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Act. SECTION 9.15. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby, the Borrower acknowledges and agrees that: (i) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrower, on the one hand, and the Administrative Agent and the Arrangers, on the other hand, and the Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, the Administrative Agent and the Arrangers each is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrower or any of its Affiliates, stockholders, creditors or employees or any other Person; (iii) neither the Administrative Agent nor any Arranger has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether the Administrative Agent or any Arranger has advised or is currently advising the Borrower or its Affiliates on other matters) and neither the Administrative Agent nor any Arranger has any obligation to the Borrower or its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Administrative Agent and each Arranger and its respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent nor any Arranger has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) neither the Administrative Agent nor any Arranger has provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. The Borrower hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Administrative Agent and the Arrangers with respect to any breach or alleged breach of agency or fiduciary duty. SECTION 9.16. Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: 80

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority. SECTION 9.17. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Obligations or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a QFC Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United 81

States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. Section 9.18 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and the Arrangers and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84¬14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the 82 date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). [Signature pages follow.] 83

Schedule 1.1(B) Notices If to the Borrower: Horace Mann Educators Corporation One Horace Mann Plaza Springfield, IL 62715-001 Attn: Troy Gayle Telephone: 217.788.5328 Facsimile: 217.788.5796 Email: troy.gayle@horacemann.com Website: www.horacemann.com If to the Administrative Agent: Name: PNC Bank, National Association Address: One North Franklin Chicago, IL 60606 Attention: Nicole Limberg Telephone: (312) 384-4650 Telecopy: (312) 338-8149 With a Copy To: Name: Agency Services, PNC Bank, National Association Mail Stop: P7-PFSC-05-W Address: 500 First Avenue Pittsburgh, PA 15219 Attention: Agency Services Telephone: 412-762-4799 Fax number 412-768-2296

Schedule 2.01 Commitments Lender Commitment PNC Bank, National Association $65,000,000 JPMorgan Chase Bank, N.A. $50,000,000 The Northern Trust Company $35,000,000 U.S. Bank National Association $25,000,000 Keybank National Association $20,000,000 Comerica Bank $15,000,000 Illinois National Bank $15,000,000 TOTAL: $225,000,000

Schedule 3.01

Jurisdictions

CERTIFICATES OF AUTHORITY BY STATE AND DATE ISSUED

STATE	HMIC	TIC	HMP&C IC	HMLIC	ELICA	HMSC
Alabama	12-19-66	04-18-73	08-20-03	12-15-58		X
Alaska	01-31-64	03-26-73	12-22-87	02-02-62		X
Arizona	05-27-59	11-12-74	06-09-80	07-15-59	08-21-57	X
Arkansas	01-31-64	10-06-77	11-19-75	05-06-50		X
California	01-31-64		03-25-65	08-18-67		X
Colorado	06-05-64	09-05-73	11-13-81	11-02-56	12-31-84	X
Connecticut	06-28-74	11-18-99	11-18-99	11-20-78		X
Delaware	06-02-59	03-02-71	09-25-98	12-08-55		X
Dist. of Col.	08-20-59	01-30-73	05-01-97	12-03-65		X
Florida	09-23-63	08-19-76	04-02-10	07-16-62	08-15-66	X
Georgia	01-31-64	02-09-78	07-02-07	04-05-61		X
Hawaii				08-25-87	02-01-85	
Idaho	12-16-68	04-16-73	05-26-88	05-09-60		X
Illinois	01-31-64*	03-09-77*	04-25-75*	08-09-49*	12-31-84*	08-13-73*
Indiana	05-01-68	12-01-77	01-15-98	05-01-57		X
Iowa	12-29-64	05-04-73	11-26-74	08-01-52		X
Kansas	01-31-64	09-13-96	12/21/99	11-12-61		X
Kentucky	01-31-64	08-02-64	11-01-99	02-21-69		X
Louisiana	12-23-58	11-14-73	09-30-99	05-16-61		X
Maine	06-01-70	05-04-88	12-30-98	09-02-60		X
Maryland	01-10-68	10-29-91	03-31-98	06-26-56		X

STATE	HMIC	TIC	HMP&C IC	HMLIC	ELICA	HMSC
Massachusetts	10-25-68	02-12-81		09-09-68		X
Michigan	03-19-59	12-14-77	02-23-99	10-27-59		X
Minnesota	02-11-64	06-01-74	08-19-98	10-08-56		X
Mississippi	06-01-58	07-19-74	06-01-97	10- -61		X
Missouri	03-01-64	07-19-88	11-25-74	06-27-60		X
Montana	01-31-64	06-01-73	02-26-88	01-02-54		X
Nebraska	08-30-60	12-15-76	06-24-97	10-29-59	09-28-61	X
Nevada	02-12-68	06-14-99	06-17-99	05-10-60	02-04-83	X
New Hampshire	04-09-69	11-15-76	03-19-01	07-13-61		X
New Jersey	Cancelled 05-30-96			05/31/19		X
New Mexico	03-01-64	08-15-73	01-03-03	05-21-56		X
New York	01-31-64	06-17-02	03-27-00			X
North Carolina	10-18-68	07-01-74	03-05-98	07-10-59		X
North Dakota	05-08-62	03-22-73	06-21-88	05-29-62		X
Ohio	02-07-64	12-03-84	12-31-96	12-02-59	10-09-84	X
Oklahoma	03-01-68	11-25-74	11-07-74	12-07-60	08-02-66	X
Oregon	07-15-70	09-01-73	11-15-74	11-01-53	06-05-57	X
Pennsylvania	12-29-63	04-16-81	12-20-99	09-01-49		X
Rhode Island	01-23-70	12-13-73	01-12-98	09-05-61		09-10-73
South Carolina	10-02-58	02-08-74	05-04-82	08-14-61		X
South Dakota	05-01-62	01-22-74	09-14-88	08-03-53		X

STATE	HMIC	TIC	HMP&C IC	HMLIC	ELICA	HMSC
Tennessee	01-31-64	09-07-77	11-19-97	03-28-56		X
Texas	01-31-64	12-29-78	05-29-75	07-14-60	06-26-68	09-10-73
Utah	03-01-64	06-14-73	04-05-88	11-22-55		X
Vermont	10-01-68	08-25-99	08-25-97	04-18-56		X
Virginia	02-03-64	03-19-91	03-30-99	04-18-56		X
Washington	02-10-64	12-28-73	12-31-98	11-13-58	09-20-57	X
West Virginia	01-23-64	10-23-89	03-29-99	12-28-60		X
Wisconsin	01-31-64	09-14-73	06-27-74	11-22-68		X
Wyoming	12-24-58	07-23-87	01-18-88	03-24-53		X
Puerto Rico	Cancelled 12-17-12					

HMIC: Horace Mann Insurance Company
TIC: Teachers Insurance Company
HMP&CIC: Horace Mann Property & Casualty Insurance Company
HMLIC: Horace Mann Life Insurance Company
HMSC: Horace Mann Service Corporation
ELICA: Educators Life Insurance Company of America

Schedule 3.02(a) SAP Exceptions None.

Schedule 3.04 Litigation None.

Schedule 3.10 Subsidiaries

Schedule 3.11 Insurance Licenses None.

Schedule 6.06 Restrictive Agreements 1. Restrictions pursuant to First Supplemental Indenture, dated as of June 9, 2005, by and between Borrower and The Bank of New York Mellon Trust Company, N.A., as trustee (formerly JPMorgan Chase Bank, N.A. was trustee) The Borrower cannot, and it cannot permit any Subsidiary, create, assume, incur or permit to exist any indebtedness secured by a pledge, lien or other encumbrance on the voting securities of any “Significant Subsidiary” (as defined in paragraph (w) of Rule 1-02 of Regulation S-X (17 CFR § 210.1-01, et seq.)), or the voting securities of a Subsidiary that owns, directly or indirectly, the voting securities of any “Significant Subsidiary” without making effective provision whereby the outstanding 6.05% Senior Notes due June 15, 2015 shall be equally and ratably secured with such secured indebtedness so long as such other indebtedness shall be secured. 2. Restrictions pursuant to Second Supplemental Indenture, dated as of April 21, 2006, by and between Borrower and The Bank of New York Mellon Trust Company, N.A., as trustee (formerly JPMorgan Chase Bank, N.A. was trustee) The Borrower cannot, and it cannot permit any Subsidiary, create, assume, incur or permit to exist any indebtedness secured by a pledge, lien or other encumbrance on the voting securities of any “Significant Subsidiary” (as defined in paragraph (w) of Rule 1-02 of Regulation S-X (17 CFR § 210.1-01, et seq.)), or the voting securities of a Subsidiary that owns, directly or indirectly, the voting securities of any “Significant Subsidiary” without making effective provision whereby the outstanding 6.85% Senior Notes due April 15, 2016 shall be equally and ratably secured with such secured indebtedness so long as such other indebtedness shall be secured.

EXHIBIT A ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the facility identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: ______________________________ 2. Assignee: ______________________________ [and is an Affiliate/Approved Fund of [identify Lender]] 3. Borrower(s): HORACE MANN EDUCATORS CORPORATION 4. Administrative Agent: PNC BANK, NATIONAL ASSOCIATION., as the administrative agent under the Credit Agreement 5. Credit Agreement: The Credit Agreement, dated as of June 21, 2019, among Horace Mann Educators Corporation, the Lenders parties thereto, PNC Bank, National Association, as Administrative Agent, and the other agents parties thereto A-1

6. Assigned Interest: Aggregate Amount of Amount of Percentage Assigned of Commitment/Loans for all Commitment/Loans Assigned Commitment/Loans2 Lenders $ $ % $ $ % $ $ % Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more Credit Contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower and its Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including Federal and state securities laws. The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By:______________________________ Title: ASSIGNEE [NAME OF ASSIGNEE] By:______________________________ Title: 2 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder. A-2

[Consented to and]3 Accepted: PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By_________________________________ Title: [Consented to:]4 HORACE MANN EDUCATORS CORPORATION By________________________________ Title: 3 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement. 4 To be added only if the consent of the Borrower is required by the terms of the Credit Agreement. A-3

ANNEX 1 STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Non-U.S. Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the A-4

Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Illinois. A-5

EXHIBIT B [FORM OF] COMPLIANCE CERTIFICATE To: The Lenders parties to the Credit Agreement Described Below For the period ended , 20__, this Compliance Certificate is furnished pursuant to that certain Credit Agreement, dated as of June 21, 2019 (as amended, modified, renewed or extended from time to time, the “Agreement”), among Horace Mann Educators Corporation (the “Borrower”), the lenders party thereto, and PNC Bank, National Association, as Administrative Agent. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement. THE UNDERSIGNED HEREBY CERTIFIES THAT: 1. I am a duly elected Executive Officer of the Borrower; 2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements; 3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Event of Default during or at the time of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and 4. To the extent that there are any changes from the most recently delivered Schedule 3.10, Schedule I attached hereto sets forth a current Schedule 3.10, setting forth each of the Borrower’s Subsidiaries and indicating which Subsidiaries are Material Insurance Subsidiaries, accurate as of the date hereof. 5. Schedule II attached hereto sets forth financial data and computations calculating each of FHLB Liquidity Debt, FHLB Operating Debt and Securities Lending, all of which data and computations are true, complete and correct. 6. Schedule III attached hereto sets forth financial data and computations evidencing the Borrower’s compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct. B-1

The foregoing certifications, together with the computations set forth in Schedule II hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ___ day of ______, ____. HORACE MANN EDUCATORS CORPORATION Name: Title: B-3

SCHEDULE I TO COMPLIANCE CERTIFICATE Updated Schedule 3.10 as of _________, ____ B-4

SCHEDULE II TO COMPLIANCE CERTIFICATE Calculation of FHLB Liquidity Debt, FHLB Operating Debt and Securities Lending B-5

SCHEDULE III TO COMPLIANCE CERTIFICATE Compliance as of _________, ____ with Provisions of Sections 6.01, 6.02, 6.03 and 6.10 of the Agreement Section 6.01 – Consolidated Debt to Total Capitalization Required 0.35:1.0 Actual (a) Consolidated Debt of the Borrower and its Consolidated $__________ Subsidiaries on date of determination: (b) Net Worth on date of determination: $__________ (c) (a) plus (b): $__________ (d) Ratio of (a) to (c): :1.0 Section 6.02 – Net Worth Required Minimum Net Worth: $__________ Actual Net Worth: Net Worth (excluding the effect of unrealized gain or loss under FASB 115): $__________ Section 6.03 – Minimum Risk-Based Capital (as of the end of any Fiscal Year) Required: 300% Actual: (a) Horace Mann Life Insurance Company (1) Total Adjusted Capital on date of determination: $__________ (2) Company Action Level RBC on date of determination: $__________ B-1

(3) Ratio of (1) to (2) (expressed as a percentage): ______% (b) The P/C Subsidiaries (taken as a whole) (1) Total Adjusted Capital on date of determination: $__________ (2) Company Action Level RBC on date of determination: $__________ (3) Ratio of (1) to (2) (expressed as a percentage): ______% Section 6.10 – Securities Lending Maximum market value of securities subject to Securities Lending: $ 5 Actual market value of securities subject to Securities Lending $__________ (provided that the market value of any security subject to Securities Lending shall be measured as of the time the applicable Securities Lending transaction was entered into): 5 Maximum Worth to be set at the Threshold Amount less the aggregate amount of FHLB Operating Debt outstanding at time of reporting. B-2

EXHIBIT C-1 [FORM OF] U.S. TAX CERTIFICATE (For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement, dated as of June 21, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Horace Mann Educators Corporation, PNC Bank, National Association, as Administrative Agent, and each lender from time to time party thereto. Pursuant to the provisions of Section 2.14 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business. The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By:______________________________________ Name: Title: Date: ________ __, 20[ ] C-1-1

EXHIBIT C-2 [FORM OF] U.S. TAX CERTIFICATE (For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement, dated as of June 21, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Horace Mann Educators Corporation, PNC Bank, National Association, as Administrative Agent, and each lender from time to time party thereto. Pursuant to the provisions of Section 2.14 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business. The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By:______________________________________ Name: Title: C-2-1

Date: ________ __, 20[ ] C-2-2

EXHIBIT C-3 [FORM OF] U.S. TAX CERTIFICATE (For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement, dated as of June 21, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Horace Mann Educators Corporation, PNC Bank, National Association, as Administrative Agent, and each lender from time to time party thereto. Pursuant to the provisions of Section 2.14 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business. The undersigned has furnished its participating Lender with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By:______________________________________ Name: Title: Date: ________ __, 20[ ] C-3-1

EXHIBIT C-4 [FORM OF] U.S. TAX CERTIFICATE (For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement, dated as of June 21, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Horace Mann Educators Corporation, PNC Bank, National Association, as Administrative Agent, and each lender from time to time party thereto. Pursuant to the provisions of Section 2.14 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By:______________________________________ Name: Title: Date: ________ __, 20[ ] C-4-1